CHANGYANG HOTEL INTERNATIONAL (SHENYANG) CO., LTD.


                                       AND


                    SHERATON OVERSEAS MANAGEMENT CORPORATION






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                               MANAGEMENT CONTRACT
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                                TABLE OF CONTENTS


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                               MANAGEMENT CONTRACT



THIS MANAGEMENT CONTRACT made and entered into this 15th day of September, 1995, by and between Huasheng Hotel International (Shenyang) Co., Ltd., a duly organized and registered legal entity existing under the laws of the People's Republic of China and having its legal address at 386 Qingnian Street, Heping District, Shenyang, Liaoning Province, People's Republic of China (Owner), and SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation having its principal offices at Sixty State Street, Boston, Massachusetts 02109, U.S.A. (Operator).

WHEREAS

(1) Owner owns or leases and has the legal right to the exclusive use and occupation of the Site (as hereinafter defined) for the Term (as hereinafter defined) and is in the course of designing and planning, and proposes to construct, furnish and equip on the Site, at its own expense, to be completed for operation by the end of 1996, an international 5-star quality hotel complying with Sheraton Standards (as hereinafter defined), as part of a multi-use project, known as Huayang International Mansion, being developed by the company at Shenyang, Liaoning Province, People's Republic of China.

(2) Operator is in the business of and experienced in ownership, managing and operating, as well as planning, decorating, furnishing, equipping and promoting hotels.

(3) Operator and Owner have entered into the Technical Services Agreement (as hereinafter defined) wherein Operator has agreed to provide assistance to Owner during the various design and construction phases of the Huayang International Mansion and in the planning, decorating, furnishing and equipping of the Huayang International Mansion for a technical service fee of US$650,000.00.

(4) Owner wishes to obtain the benefits of Operator's expertise in hotel management and operation.

(5) Owner has ownership control of the Hotel and has the legal authority to engage Operator as the operator of the Hotel under a management contract agreement.

NOW, THEREFORE, Owner and Operator hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

1.01. ADDITIONAL TECHNICAL SERVICES has the meaning set forth in the Technical Services Agreement.

1.02. AFFILIATE AND AFFILIATED COMPANY mean, save where a different meaning is apparent, a company in which the relevant named company is a shareholder or has management control.



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1.03.  AGENCY  ACCOUNT means an account in the name of the Hotel at the Bank, to be used for the purposes described in Section 10.01.

1.04. AGENCY ACCOUNTS means both the Agency Account and the USS Agency Account.

1.05. APPROVED FINAL PLANS means the final plans and specifications referred to in Article II as approved by Owner and Operator.

1.06. AVAILABLE ROOMS means the number of Hotel rooms that are available for sale to guests which does not include house use or commercial rooms but includes rooms which are out of order and complimentary rooms.

1.07. BANK means an internationally reputable bank selected by Owner and approved by Operator.

1.08.  BASIC FEE means an amount equal to a  percentage,  as  particularized  in
Section 7.01, of the Total Revenue for each Fiscal Year or part thereof in question, payable net of any applicable withholding tax.

1.09. BUILDING & APPURTENANCES means a building(s) containing approximately 563 guest rooms (each with private bath) and 105 apartments, restaurants, lobbies, bars and lounges, banquet and conference rooms, commercial space for the sale of goods or services, elevators, back-of-the-house and parking areas, recreational facilities, appropriate landscaping, and other related facilities together with all installations, equipment and vehicles necessary or appropriate for the operation thereof as an hotel complying with Sheraton Standards including, but without limitation, life safety and fire, heating, lighting, sanitary, cleaning, air conditioning, refrigeration, laundry and dry cleaning, built-in bar, kitchen and office installations, equipment and vehicles.

1.10. CENTRALIZED SERVICES means Sheraton Group accounting services and training services (including the Sheraton Account Management Effectiveness Program), employee benefit programs, centralized bulk purchasing, joint marketing services (including cluster advertising), joint sales offices, Sheraton Guest Satisfaction System, Sheraton Club International Program, Sheraton executive staff recruitment and training programs and other services as are and will be made available generally to managed hotels in the same general geographical location and appealing to the same market in the Sheraton hotel system in the Sheraton Asia-Pacific Division.

1.11. CENTRALIZED SERVICES COST means the Hotel's proportionate share of the total cost of the Centralized Services which is reasonably estimated by ITTSC to be incurred on a system-wide basis by Sheraton in respect of the hotel.

1.12.    CONTRACT means this Management Contract.

1.13. CONTRACTORS means architects, builders, engineers, project managers, interior designers, decorators and other specialists and consultants necessary for the design, construction, decorating, furnishing and equipping of the Hotel.

1.14. COUNTRY means the People's Republic of China (excluding Taiwan, Hong Kong and Macau).

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1.15.  EFFECTIVE  ASSIGNMENT  DATE  means  the date on which  an  assignment  as referred to in Article XVIII is intended to take effect.

1.16. EFFECTIVE DATE means the date on which this Contract is stated to be made and entered into and approved by the Ministry of Foreign Trade and Economic Cooperation or its local counterpart.

1.17. ESTIMATED PARTIAL OPENING DATE means September 30, 1996 or such other date as Owner and Operator may agree in writing as the date on which they estimate the Hotel will be ready for partial operations in accordance with Section 4.05.

1.18. EXPATRIATES means Hotel personnel recruited by Operator from any country other than the Country to work at the Hotel.

1.19. FINAL INSPECTION means a final inspection of the Hotel carried out jointly by Owner and Operator prior to the scheduled Full Opening Date.

1.20. FISCAL MONTH means an accounting period containing not less than two (2) but not more than seven (7) full weeks.

1.21. FISCAL YEAR means a calendar year (save that the first Fiscal Year shall commence on the Partial Opening Date and end on the 31st December in the same calendar year).

1.22. FULL FISCAL YEAR means a Fiscal Year of not less than three hundred and sixty-five (365) days.

1.23. FULL OPENING DATE means the date on which Operator fully opens the Hotel to the public in accordance with Section 4.05 and shall, unless otherwise agreed by Owner and Operator, be December 30, 1996.

1.24. FURNITURE, FIXTURES & EQUIPMENT or FF&E means all furniture, furnishings, fixtures, life safety and fire and hotel equipment in or required for the operation of the Building & Appurtenances.

1.25. GROSS OPERATING PROFIT has the meaning set forth in Appendix B.

1.26. HANDOVER INSPECTION means a handover inspection of the Hotel carried out jointly by Owner and Operator not less than sixty (60) days prior to the scheduled Partial Opening Date.

1.27. HOTEL means collectively the Site, the Building & Appurtenances, all necessary FE&E, Operating Equipment and Operating Supplies as described in the Huayang Sheraton Hotel Facilities Guide attached hereto as Appendix F.

1.28. HOTEL DESIGN GUIDE means the Hotel Design Guide issued by ITTSC, dated May 1991, as amended, supplemented or revised from time to time.

1.29. INCENTIVE FEE means an amount equal to five per cent (5%) of the Gross Operating Profit for each Fiscal Year or part thereof in question.

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1.30.  INDEPENDENT  AUDITOR means Arthur  Andersen & Co. ("AA"),  or a certified public accountant registered in the Country working as a correspondent of AA or any other reputable firm of public accountants as otherwise nominated by Operator which is registered in the Country and experienced in hotel accounting and auditing (and Owner shall not unreasonably withhold its approval of such nominee).

1.31. INTEREST HOLDER means any person, firm or corporation other than Owner.

1.32. ITTSC means ITT Sheraton Corporation, a corporation incorporated with limited liability in the State of Delaware U.S.A. having its principal offices at Sixty State Street, Boston, Massachusetts 02109, U.S.A.

1.33. LICENSE CONTRACT means the License Contract by and between Licensor and Owner, executed on even date hereof attached as Appendix C.

1.34. LICENSE FEE has the meaning set forth in the License Contract.

1.35. LICENSES means all licenses, permits, consents, approvals and authorizations (governmental, municipal or otherwise) required for the ownership, construction, management and operation of the Hotel and its related facilities in accordance with this Contract including, but not limited to:
Certificate of Occupancy; Foreign Exchange Registration Certificate obtained from the State Administration of Foreign Exchange Control; foreign contract business license obtained from the State Administration of Industry and Commerce, liquor licenses for the sale of alcoholic beverages at all restaurants and bars in the Hotel and to all guest rooms; restaurant and hotel licenses; and all licenses, permits, consents, approvals and authorizations (governmental, municipal or otherwise) required for the procurement and import of all necessary FF&E, Operating Equipment, Operating Supplies, foods and beverages for the Hotel to operate as an international five-star quality hotel meeting Sheraton Standards.

1.36. LICENSOR means Sheraton International, Inc., a Delaware corporation and a wholly owned subsidiary of ITTSC, and its successors and assigns.

1.37. LOCAL CURRENCY means the currency of the Country.

1.38. OPERATING EQUIPMENT means all chinaware, glassware, linens, silverware, uniforms, utensils and other items of a similar nature, including such items bearing the "Sheraton" name or identifying characteristics as Operator shall consider appropriate.

1.39. OPERATING EXPENSES has the meaning set forth in Appendix B.

1.40. OPERATING SUPPLIES means all inventories of paper supplies, cleaning materials and similar consumable items; including such items bearing the "Sheraton" name and identifying characteristics as Operator shall consider appropriate.

1.41. OPERATING TERM means the initial Operating Term and any extension thereof in accordance with Sections 3.01 and 3.02.

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1.42.  PARTIAL  OPENING  DATE means the date on which  Operator  first opens the
Hotel for partial operations in accordance with Section 4.05.

1.43. PRE-OPENING AGENCY ACCOUNT means an account bearing the name of the Hotel with the Bank from which all Pre-Opening Expenses shall be paid.

1.44. PRE-OPENING BUDGET means a budget with represents an estimate of Pre-Opening Expenses.

1.45. PRE-OPENING EXPENSES means the cost and expenses in connection with the preparation of the Hotel for opening.

1.46. PRE-OPENING SERVICES means activities associated with the preparation of the Hotel for opening.

1.47. REPLACEMENT RESERVE means a cash reserve maintained for the purpose of making replacements or substitutions of or additions to FF&E.

1.48. RESERVE ACCOUNT means an interest bearing account in the name of the Hotel at a bank in the locality of the Hotel selected by Operator for the purpose of holding the Replacement Reserve.

1.49.  RESCORP  means  ITT  Sheraton   Reservations   Corporation,   a  Delaware
corporation and a wholly owned subsidiary of ITTSC, and its successors and assigns.

1.50. RESERVATION COST has the meaning set forth in the Reservation Service Contract.

1.51. RESERVATION SERVICES CONTRACT means the Sheraton Reservation Services Contract by and between Owner and Rescorp, executed on even date hereof attached as Appendix D.

1.52. ROOM or ROOMS means a walled structure that contains a bed, bath and a separately keyed hallway entrance.

1.53. SHERATON GROUP means ITTSC and all of its subsidiary and affiliated companies.

1.54. SHERATON MARKS means the word "Sheraton", the Sheraton stylized "S" mark or any other service mark, trademark, trade name emblem, insignia, slogan, symbol, design or distinguishing characteristics associated with the Sheraton Group, including the Chinese name of "Sheraton".

1.55.  SHERATON  RESERVATIONS  SYSTEM means the worldwide network for the making
and  confirming  of  reservations  at  Sheraton  hotels   throughout  the  world
maintained by Rescorp.

1.56. SHERATON STANDARDS means the quality standards of the Building & Appurtenances, FF&E, Operating Equipment and Operating Supplies equivalent to newly-constructed international hotels of similar type managed and with technical services provided by members of the Sheraton Group meeting all of the requirements of the Hotel Design Guide including all requisite life safety and fire requirements.

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1.57.  SITE  means the land  located  at  Qingnian  Street,  Shenyang,  PRC more particularly described in Appendix A.

1.58. SUBSIDIARY means, in relation to any company, any other company or entity directly or indirectly under the control of the first mentioned company. For this purpose "control" means ownership of more than fifty percent (50%) of the voting share capital or equivalent right of ownership of such company or entity, or sole power to direct its policies and management whether by contract or otherwise.

1.59. TECHNICAL SERVICES AGREEMENT means the Technical Services Agreement in respect of the Hotel referred to in Recital (3) dated 26 June, 1995 made between Owner and Operator.

1.60. TECHNICAL SERVICES COST has the meaning set forth in the Technical Services Agreement.

1.61. TERM means the period between the Effective Date and the expiration of the Operating Term of earlier termination of this Contract.

1.62. TOTAL REVENUE has the meaning set forth in Appendix B.

1.63. TURNOVER TAXES has the meaning set forth in Appendix B.

1.64. UNIFORM SYSTEM means "A Uniform System of Accounts for Hotels" (Eighth Revised Edition, 1986 as amended, supplemented and revised from time to time) as adopted by the American Hotel & Motel Association of the United States of America and Canada.

1.65. US CURRENCY or US$ means the currency of the United States of America.

1.66. US$ AGENCY ACCOUNT means an account in the name of the Hotel with the Bank to be used for the purposes described in Section 10.03.

                                   ARTICLE II

                            ENGAGEMENT AND THE HOTEL

2.01.    ENGAGEMENT

Owner hereby engages Operator as its sole and exclusive agent with full authority to operate, direct, manage and supervise the Hotel during the Term for and on behalf of Owner, in the name of Sheraton Shenyang Hotel, and for the account of Owner, and Operator hereby accepts the engagement.

2.02.    NAME OF HOTEL

During the Term, the Hotel shall be known as "Sheraton Shenyang Hotel" in English and "___________________" in Chinese. If the Company decides to include a "Towers" section on the top floors of the Hotel, then the Hotel will be known as the "Sheraton Shenyang Hotel and Towers".

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2.03.    DESIGN AND CONSTRUCTION OF HOTEL

(i) Owner shall, strictly in accordance with the Approved Final Plans and Sheraton Standards and in conformity with all applicable rules and regulations now or hereafter in force (governmental, municipal or otherwise), laws and ordinances of the Country, at its own expense and with all reasonable diligence design, construct, furnish and equip on the Site an international five star hotel containing approximately 563 rooms and 105 apartments, 4000 square meters of function space, seven restaurants, two lounges, 24-hour room service and coffee shop, business center, tennis courts, swimming pool and recreation facilities. Owner shall deliver to Operator for management and operation the Hotel fully constructed, furnished and equipped in accordance with the Approved Final Plans and Sheraton Standards.

(ii) For the foregoing purposes, Owner shall engage at its own expense Contractors all of whom shall be subject to the prior approval of Owner and Operator. Owner shall cause such Contractors to prepare and submit to Operator in English full and complete plans and specification and decor and concept themes pertaining to the Hotel complying with Sheraton Standards. All conceptual, preliminary and final plans and specifications shall respectively be approved by both Owner and Operator prior to the commencement of various phases of design or construction, as the case may be, of the Hotel. The design, decor, planning, decorating and other matters affecting the operating efficiency of the Hotel and the selection of all FF&E. Operating Equipment and Operating Supplies shall also be subject to the prior approval of Owner and Operator and in particular Owner shall:

         (a) submit to Operator for approval conceptual plans and specifications showing general layout and design by 1st October 1995;

         (b)   submit  to   Operator   for   approval   preliminary   plans  and
         specifications by 1st November 1995;

         (c) submit to Operator for approval final plans and specifications by 1st December 1995;

         (d) complete the Building & Appurtenances and the installation of the FF&E and Operating Equipment by 1st October 1996;

         (e) submit to Operator for prior approval plans, specifications, rendering and working drawings relating to the interior design and decoration, and other matters affecting the operating efficiency of the Hotel and the selection of all FF&E and all Operating Equipment at various stages as requested by Operator by 1st November 1995;

         (f) have developed, prior to commencement of construction if construction has not commenced prior to the Effective Date, and in any event within a reasonable time, not exceeding three (3) months from the Effective Date, a financing plan approved by Operator; and

         (g) provide Operator, prior to or immediately following the Partial Opening Date, with a full inventory of all FF&E and with a full-costed inventory of all Operating Equipment supplied by Owner in accordance with this Article.

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The dates referred to in  subparagraphs  (a) to (i) inclusive may, in each case, be changed as Owner and Operator may agree.

(iii) It is my duty of Owner to ensure that all matters to be submitted to Operator for approval by Owner or its Contractors have been competently prepared.

(iv) In reviewing and/or approving conceptual, preliminary or final plans and specifications Operator shall not be responsible to Owner or any third party with respect to the adequacy or quality of the plans and specifications or any other matter prepared by Owner or its Contractors, or the adequacy or quality of the construction, or the ultimate cost of the Hotel; nor shall Operator be responsible for advising Owner or its Contractors regarding the requirements of any law, ordinance, regulation or order governmental, municipal or otherwise) applicable to the Hotel or for reviewing any matter submitted to it for compliance with such requirements. Operator's approval hereunder with respect to the above are for the sole purpose of indicating whether or not the Hotel is constructed, furnished and equipped in compliance with the Approval Final Plans and other matters approved by Operator and whether or not it will be acceptable to Operator from a functional and aesthetic point of view.

(v) Approved Final Plans shall not be changed in any material manner without the prior written approval of Owner and Operator; provided, however, that either Owner or Operator may recommend, subject to the other's approval, such further changes in the Approved Final Plans as are necessary to meet problems that may arise during the period of constructing, furnishing and equipping of the Hotel. Either Owner or Operator shall have the right to periodically inspect the construction to determine if such construction is in conformity with the Approved Final Plans and Sheraton Standards. Moreover, after the Partial Opening Date, no material additions or alterations to the Building & Appurtenances during the Term shall be made without the prior written approval of Owner and Operator.

2.04.    OWNERSHIP, FINANCING AND LICENSES

(i)      Owner hereby covenants and warrants as follows:

         (a) during the Term Owner shall maintain full and exclusive right of use and occupancy of the Site (if Owner's right and interest in the Site is derived through a lease or land use agreement then Owner agrees to procure that such lease or land use agreement remains in full force and effect during the Term) and full ownership of the Building & Appurtenances, FF&E, Operating Equipment and Operating Supplies subject only to the provisions of Article XVII and such charges, mortgages, liens or other encumbrances as Operator may agree to in writing;

         (b) it has  obtained  commitments  for all  loans  or  other  financing required for the construction and fitting-out of the Hotel in accordance with the provisions of this Contract, and shall provide all monies necessary for Operator to operate and manage the Hotel in accordance with the provisions of this Contract; and

         (c) it shall obtain all Licenses unless any of the Licenses are required to be in the name of Operator, whereupon Owner shall cooperate with Operator in obtaining such of the Licenses as are so required.

(ii) Owner undertakes to maintain such right of use, ownership and Licenses throughout the Term and further agrees that throughout the Term it will perform all payments, terms and conditions required under any land use agreement, lease, loan or other financing agreement in respect of the Site, Building & Appurtenances, FF&E Operating Equipment or Operating Supplies, except as such payments, terms or conditions may be waived or excused by the parties thereto. Should Owner default in the performance of any of the foregoing obligations, any member of the Sheraton Group or Operator may fulfill said obligations on Owner's behalf and shall be reimbursed forthwith by Owner with interest or Operator may withdraw such amounts from the Agency Accounts or the Reserve Account in whole or in part at any time.

                                  ARTICLE III

                           OPERATING TERM OF CONTRACT

3.01. The initial Operating Term of this Contract shall be a period commencing on the Full Opening Date and terminating at midnight on December 31st of the tenth (10) Full Fiscal Year following the Full Opening Date.

3.02. Subject to agreement by Owner, Operator shall have the right to extend the Operating Term beyond the initial Operating Term for successive period of five
(5) years each, provided that:

         (a) Operator shall have given notice to Owner of its election to extend the Operating Term on or before the first day of January of the last Full Fiscal Year of the initial Operating Term, or any extension thereof then in force;

         (b) Owner at such time is not entitled to terminate this Contract pursuant to Article XXIII by reason of Operator's default; and

         (c) the Operating Term shall have been extended for all prior periods (if any).

                                   ARTICLE IV

                                   PRE-OPENING

4.01.    PRE-OPENING SERVICES

Operator, as agent and for the account of Owner, shall have the exclusive right to engage in Pre-Opening Services, which shall include, but shall not be limited to, the following:

(i)      recruiting, training, directing and employing all Hotel personnel;

(ii) conducting sales and marketing activities and engaging in all other like programs designed to attract guests to the Hotel including, but not limited to, presale of or contracting for the rental of rooms and use of other facilities of the Hotel, advertising promotion and publicity of the Hotel, and public relations activities;

(iii) negotiating on behalf of Owner leases, licenses and concession agreements for store, office space and lobby space at the Hotel;

(iv) taking all necessary steps to assist Owner to apply for and obtaining all Licenses (in Owner's or Operator's name or both as may be required by the issuing authority), as well as visas, residence and work permits for Expatriates;

(v) purchasing all initial Operating Supplies, and food and beverages, to be paid for out of the working capital furnished by Owner pursuant to Article X;

(vi)     implementing ITTSC's operating policies and procedures;

(vii) enrolling the Hotel in the Sheraton Reservations System in accordance with the Reservation Services Contract;

(viii)   setting up administrative offices;

(ix) doing such other things as are necessary for the proper opening of the Hotel.

4.02.    PRE-OPENING BUDGET

For purposes of implementing the Pre-Opening Services, Operator shall prepare a Pre-Opening Budget. The aggregate amount of the Pre-Opening Budget shall be the minimum sum of US$5,000,000 or its equivalent in local currency which may be revised higher by Operator from time to time following consultation with Owner to reflect the then current cost projections, delay in partial opening beyond the Estimated Partial Opening Date and unforeseen circumstances. Pre-Opening Expenses shall include, but shall not be limited to:

(i) all expenses incurred by any member of the Sheraton Group and Operator in performing Pre-Opening Services such as travel expenses (including the costs of moving the Hotel personnel, their families and their belongings), expenses of business entertainment, salaries (including taxes withheld and cost of fringe benefits) of specialists as well as non-specialist executives for the time actually spent in the performance of Pre-Opening Services (including traveling time of Hotel personnel);

(ii) all expenses incurred in connection with setting up the administrative offices,

(iii) the cost of pre-opening marketing, advertising, promotion and publicity;

(iv) the cost of recruiting and training the Hotel personnel including executive personnel in preparation for partial opening of the Hotel, including the cost of retaining outside training consultants or specialists, if necessary;

(v) the cost of obtaining all Licenses and necessary visas, residence and work permits, including the fees of lawyers an other consultants incidental thereto; and

(vi)  the  Reservation   Cost  in  connection  with  the  use  of  the  Sheraton
Reservations System prior to the Partial Opening Date of the Hotel.

4.03.    PRE-OPENING AGENCY ACCOUNT

(i) Within 45 days after the Effective Date, Owner shall open, and Operator shall assist in opening, the Pre-Opening Agency Account; only Operator's designees shall be authorised to operate and draw from the Pre-Opening Agency Account. Owner shall deposit in the Pre-Opening Agency Account the sum of US$5,000,000 or its equivalent in local currency in the following manner:

         (a) ten percent (10%) thereof within 30 days following the Effective Date; and

         (b) thereafter, deposit at the end of each three (3) month period, beginning three (3 months from the date of the deposit in subparagraph
         (i)(a), a sum sufficient to cover all of the estimated Pre-Opening Expenses for the subsequent six (6) months in accordance with the monthly cashflow projection provided by Operator.

(ii) In the event Operator anticipates a delay such that the Hotel will not be open for partial operations in accordance with Section 4.05 on or before the Estimated Partial Opening Date or in the event of the then current cost projections or unforeseen circumstances requiring a revision of the Pre-Opening Budget, Operator shall consult with Owner and Owner shall promptly, at the request of Operator, deposit into the Pre-Opening Agency Account such additional amounts as Operator shall reasonably estimate to represent the additional Pre-Opening Expenses occasioned by the anticipated delay, the then current cost projections or unforeseen circumstances, as the case may be.

(iii) If Operator at any time expends monies in excess of the amount deposited in the Pre-Opening Agency Account either:

         (a) with the consent of Owner; or

         (b) by reason of Owner's not depositing additional funds into the Pre-Opening Agency Account as provided in paragraph (ii)

Owner shall reimburse such excess amount to Operator forthwith upon demand in U.S. currency or its equivalent in local currency.

(iv) Within one hundred and twenty (120) days following the Partial Opening Date, Operator shall account to Owner for all payment of Pre-Opening Expenses the remaining sum shall be transferred to the Agency Account to the extent there is insufficient working capital therein and any amount in excess of the required working capital amount is specified in Article X shall be forthwith paid to Owner.

4.04.    HANDOVER AND FINAL INSPECTIONS

Following the Handover Inspection and the Final Inspection Operator shall advise Owner on the basis of Approved Final Plans and Sheraton Standards whether the Hotel is acceptable to Operator for partial or full operations, as the case may be. Owner shall promptly cure all defects, deficiencies or non-conformities by reference thereto revealed by the Handover Inspection and the Final Inspection, as the case may be.

4.05.    OPENING OF THE HOTEL

(i)      Partial Opening

         Operator shall open the Hotel for partial operations promptly after all the following conditions have been satisfied and shall forthwith thereafter confirm to Owner in writing the Partial Opening Date.

         (a) the defects, deficiencies and non-conformities revealed by the Handover Inspection have been cured as provided in Section 4.04;

         (b) at least 277 of the Hotel's guest rooms, public areas, facilities, restaurants, ballroom and all requisite life safety and fire requirements for the Hotel are fully constructed, furnished and equipped in accordance with the Approved Final Plans and Sheraton Standards and such portion of the Hotel to be partially opened is, in Operator's opinion, otherwise suitable for guest use and occupancy and all necessary Operating Supplies; foods and beverages have been obtained;

(c) All Licenses and visas, residence and work permits for Expatriates required for the partial opening of the Hotel have been obtained;

(d)      all insurance coverages described in Appendix E have been obtained; and

(e) adequate  working  capital has been  furnished by Owner in  accordance  with
Article X.

Notwithstanding the occurrence of the Partial Opening Date, Owner shall proceed diligently thereafter to fulfill all of its obligations hereunder regarding the construction, furnishing and equipping of the Hotel and, upon the notice from Operator, to cure all defects, deficiencies or non-conformities.

(ii)     Partial Operations

         Operator shall conduct partial operations of the Hotel for the period commencing on the Partial Opening Date and ending on the Full Opening Date.

(iii)    Full Opening

         Operator shall open the Hotel for full operations promptly after all the following conditions have been satisfied and shall forthwith thereafter confirm for Owner in writing the Full Opening Date:

         (a) the defects, deficiencies and non-conformities revealed by the Final Inspection have been cured as provided in Section 4.04;

         (b) the Hotel has been fully constructed, furnished and equipped in conformity with the Approved Final Plans and Sheraton Standards including, without limitation, all life safety and fire requirements, and is, in Operator's opinion, otherwise suitable for guest use and occupancy and all necessary Operating Supplies, foods and beverages have been obtained;

         (c) all Licenses, visas, residence and work permits for Expatriates required for the full operation of the Hotel have been obtained; and

         (d) the entire Hotel is ready to render international five-star quality service to guests on a fully operational basis.

         Notwithstanding the occurrence of the Full Opening Date, Owner shall proceed diligently thereafter to fulfill all of its obligations hereunder regarding the construction, furnishing and equipping of the Hotel and, upon notice from Operator, to cure all defects, deficiencies or non-conformities.

                                   ARTICLE V

                             OPERATION OF THE HOTEL

5.01.    OPERATING RESPONSIBILITY

Owner, in accordance with the terms of this Contract during the Term hereby delegates to Operator the exclusive authority and responsibility for the management and operation of the Hotel and Operator undertakes to operate and manage the Hotel in accordance with the terms hereof and in the same manner as is customary and usual in the operation of other similarly managed hotels in the same general geographical area and appealing to the same market in the Sheraton hotel system in the Sheraton Asia-Pacific Division subject to the operation always being of an international five-star service standard. Owner agrees to provide the necessary funds to maintain the Hotel as an international five-star Hotel. Operator shall have full powers to operate and manage the Hotel and shall make its best efforts to achieve good results.

5.02.    OPERATING PLAN

Not later than sixty (60) days prior to the commencement of each Fiscal Year, Operator shall provide to Owner, for discussion and information, an annual operating plan for the operation of the Hotel for the forthcoming Fiscal Year containing a detailed financial budget, a market promotion plan and a capital expenditure plan, and Owner shall give its opinion in the form of a written reply within thirty (30) days of receipt of such statement.

5.03.    OPERATION OF THE HOTEL

(i) Operator shall have exclusive control and discretion in the operation and management of the Hotel, including, but not limited to:

         (a) the establishment and implementation of Hotel personnel policies (including the hiring and discharge of all the Hotel personnel), work rules and regulations, wage rates and benefits, and employee management and training systems;

         (b) the institution and maintenance of continuous programs for the recruitment and of training of the Hotel personnel including executive staff;

         (c) the selection and procurement of Operating Equipment, Operating Supplies and all other items required for the operation of the Hotel, including the selection of suppliers;

         (d) the establishment of food and beverage policies (including the pricing and selection of food and beverages), and the conduct of catering operations outside the Hotel;

         (e) the establishment and implementation of policies regarding sales, promotion, marketing, advertising and publicity;

         (f) the enrollment of the Hotel in any Centralized Services as Operator considers appropriate;

         (g) the setting of terms and conditions of admittance to guest rooms and the Hotel facilities, charges for rooms and the other Hotel facilities, and the establishment of guest entertainment policies;

         (h) the setting of credit policies (including the entering into agreements with credit and organizations);

         (i) the maintenance of the Hotel;

         (j) accounting and budgeting, and

         (k) the institution of such legal proceedings, as Operator shall consider appropriate in connection with the management and operation of the Hotel.

(ii) For the purpose of managing and operating the Hotel, Operator may enter into:

         (a) such contracts, agreements and other undertakings as agent for Owner as it shall consider appropriate, and Owner, upon request of Operator, shall cooperate in finalizing all necessary documents; and

         (b) a management support services agreement with any member of the Sheraton Group providing for the payment of a fee by Operator to such member for its expertise and assistance in connection with the management and operation of the Hotel provided that such fees shall; be paid by Operator from fees payable to it hereunder and shall not e Operating Expenses.

(iii) Operator may provide food and lodging and use of the Hotel facilities to the Hotel personnel in accordance with the personnel policies established by Operator. The Hotel's executive personnel and their families and visiting
Sheraton Group's executives and experts, when on hotel business, shall be provided with food, beverage and suitable living quarters within the Hotel, as well as the use of all the Hotel facilities; all such expenses shall be Operating Expenses.

5.04.    HOTEL PERSONNEL

(i) Operator shall have exclusive authority in hiring, directing, supervising, instructing and discharging of all Hotel personnel, and in determining the compensation, benefits and terms of their employment. Operator shall nominate one candidate for each of the following positions: General Manager, Resident Manager and Financial Controller. Owner shall have the right to interview each candidate and shall have the right to request that Operator nominate an additional candidate for any such position. In the event that more than one candidate is interviewed for a position, Owner shall advise Operator of its recommendation. Operator shall seriously consider Owner's recommendations in making the final decisions. Owner shall nominate one candidate for each of the two Deputy General Manager positions and the one Deputy financial Controller position. Operator shall have the right to interview the candidates and shall the right to request that Owner nominate an alternative candidate for any such position. In the event that more than one candidate is interviewed for any position, Operator shall advise Owner of its recommendation. Owner shall
seriously  consider  the   recommendations  of  Operator  in  making  the  final
decisions.

The two Deputy General Managers and the Deputy Financial Controller shall report to and take direction from Operator, and be subject to Sheraton operating policy, procedures and code of corporate conduct. Their salaries and benefits shall be in conformity with the policies of ITTSC established for deputy employees of the Asia Pacific division.

Operator agrees to establish an office for Owner's representatives on the Hotel premises.

(ii) Salaries and benefits of Expatriates shall be in conformity with the policies of ITTSC established for expatriate employees of managed hotels in the Sheraton hotel system in the Sheraton Asia Pacific Division. Operator, in its discretion, may enroll the Hotel personnel in pension, medical and health, life insurance and similar employee benefit plans. The said plans may be joint plans for the benefit of employees at more than one hotel or motor inn owned, leased or managed by the Sheraton Group, Operator or any of their subsidiaries or affiliates. Employer contributions to such plans and reasonable administrative fees, which Operator may expend in connection therewith will be Operating Expenses hereunder, including payments required to be made to the Sheraton Group or to any subsidiary or affiliate of the Sheraton Group under the terms of any such plan in exchange for such Company's obligation to provide benefit thereunder. Salaries, benefits and labor policies for local Hotel personnel shall be handled in accordance with local labor law, provisions and practices.

(iii) Owner, with Operator's full and prompt co-operation and assistance, shall undertake to obtain for Expatriates all necessary visas, residence and work permits and other personnel registration documents. It shall be Owner's ultimate responsibility and obligation to obtain all necessary consents, approvals and authorizations for the issuance of all such visas, residence and work permits and other personnel registration documents.

                                   ARTICLE VI

                               AGENCY RELATIONSHIP

6.01. (i) In the performance of its duties as the manager and operator of the Hotel, Operator shall act solely as an agent of Owner. Nothing herein shall constitute a partnership or a joint venture between Owner and Operator. Except as otherwise provided herein, all obligations to third party incurred by Operator in the course of its managing and operating of the Hotel shall be the obligation of Owner, and Operator may so inform all third party with whom it deals.

(ii) Each Hotel employee shall be the employee of Owner except that the general manager and other executive personnel, who may for administration purposes also be affiliated with ITTSC or another member of the Sheraton Group or any agent or employee of Owner hired by Operator shall act as the agent or employee of Owner.

ARTICLE VII

                                      FEES

7.01.    BASIC FEE

(i)      Calculation

Commencing form the Partial Opening Date, during each Fiscal Year of the Term (and proportionately for a fraction of a Fiscal year), Owner shall, subject as provided in paragraph (ii) pay to Operator on a monthly basis the Basic Fee for services rendered under this Contact in relation to the management and operation of the Hotel as follows:

               First Fiscal Year                       1.5% of Total Revenue
               Second Fiscal Year                      1.5% of Total Revenue
               Third Fiscal Year                       1.7% of Total Revenue
               From the Fourth through the Ten Full    2% of Total Revenue
               Fiscal Year

(ii)     Basic Fee and Licensed Fee

Basic Fee and Licensed Fee are related to each other i the following manner.

         (a) if any Fiscal Month during the Term, te amount calculated as Licensed Fee pursuant to the License Contract is greater than the amount calculated as Basic Fee in accordance with Section 7.01(1), and
         (1) an amount equal to the Basic Fee shall be paid to Licensor as the amount of License Fee due and payable; (2) the excess of the amount calculated as License Fee over and above the amount calculated as Basic Fee shall be waived by Licensor; (3) no Basic Fe shall be paid to Operator for such Fiscal Month; (3) no Basic Fee shall be paid to Operator for such Fiscal Month; and (4) Operator shall, on behalf of Owner, procure from Licensor a waiver such excess amount of Licensed Fee, and

         (b) if in any Fiscal Month during the Term, the amount calculated as License Fee pursuant to the License Contract is less than the amount calculated as Basic Fee in accordance with Section 7.01(i), then (1) Licensor shall be paid in full License Fee; and (2) the excess of the amount calculated as Basic Fee over and above the amount calculated as License Fee shall be paid to Operator as its total Basic Fe for such Fiscal Month; and

         (c) in no event shall the aggregate total of the amount paid as License Fee to Licensor and the amount paid as Basic Fee to Operator exceed the amount calculated in accordance with Section (i) to be the Basic Fee payable to Operator.

(iii)    Partial Operations

During the period of partial operations of the Hotel commencing on the Partial Opening Date and ending on the Full Opening Date, Owner shall pay a License Fee/Basic Fee to Licensor/Operator calculated in the above described manner, and in an Incentive Fee as hereinafter set forth. `

7.02.    INCENTIVE FEE

(i) Commencing form the Partial Opening Date, during each Fiscal year of the Term (and proportionately for a fraction of a Fiscal Year), Owner shall pay to Operator on a monthly basis an Incentive Fe of 5% of Gross Operating Profit.

(ii) For the purposes of the Incentive Fee calculation, the amount of the payment on account of the Inventive Fee for any given Fiscal Month shall be Incentive Fee percentage of the cumulative Fiscal Year-to-date. Gross Operating Profit less that amount of the payments on account of the Incentive Fee previously paid to Operator during such Fiscal Year

7.03.    PAYMENT METHOD

(i) Commencing form the Partial Opening Date, on or before the fifth day of each Fiscal Month during the Term, Licensor/Operator shall be paid out of the Agency Accounts its License Fee. Basic Fee and Incentive Fee for the preceding Fiscal Month the extent there may be insufficient monies in the Agency Accounts for such payments. Owner shall pay to Operator forthwith on demand the amounts there.

(ii) At the end of each Fiscal Year and Following receipt by Owner of the annual audit report an adjustment will be made based on said audit report, if necessary, so that Licensor Operator shall have received its proper License fee. Basic Fee and Incentive Fee as hereinabove specified for the said Fiscal Year. Within thirty (30) days of receipt by Owner of such audit report, Operator will either.

         (a) place in the Agency Accounts or remit to Owner, as appropriate, any excess in the amounts it has received as fees, in respect of such Fiscal Year; or

         (b) be paid out of the Agency Account or by Owner if working capital is insufficient, as appropriate, any deficiency in the amounts has received as fees,

as the case bay be

(iii) In the event there is an operating loss which results in a negative Gross Operating Profit in any Fiscal Year, it will be borne exclusively by Owner and the amount thereof will not be applied against the Gross Operating Profit of any other Fiscal Year for the purpose of determining the Incentive Fee for such other Fiscal Year.

                                  ARTICLE VIII

                          RESERVATION SERVICE CONTRACT

8.01. Operator shall cause Recorp to provide to the Hotel and its guests the full benefit of the Sheraton Reservation System in accordance with the Reservation Service Contract to the extent available at other similar managed hotels in the same general geographical area and appealing to the same market in the Sheraton Asia-Pacific Division. In order to facilitate the opening of the Hotel, Operator shall enroll the Hotel in the Sheraton Reservations System no later than six (6) month prior to the Estimated Partial Opening Date.

                                   ARTICLE IX

                      WORKING CAPITAL AND AGENCY ACCOUNTANT

9.01. All monies received in the operation of the Hotel including working capital furnished by Owner, shall be deposited into the Agency Account. Only Operator or Operator's designees shall be authorized to operate and draw from the Agency Account. Such monies shall not be co-mingled with Owners or Operator's other monies. Ou of the Agency Account will be paid all Operating Expenses. Basic Fee. Incentive Fee. License Fee. Reservation Cost in the extent incurred after the Partial Operating Date). Centralized Services Cost, and all other amounts due and payable to Operator or to members of the Sheraton Group under this Contract.

9.02. Owner shall deposit into Agency Account initial working capital in the sum US$ 1,000,000 or its equivalent in local currency as follows:

(i) thirty per cent (30%) thereof - no later than one hundred and twenty (120) days prior to the Estimated Partial Opening Date.

(ii) thirty per cent (30%) thereof - no later than one hundred and ninety (90) days prior to the Estimated Partial Opening Date; and

(iii) thirty per cent (30%) thereof - no later than sixty (60) days prior to the Estimated Partial Opening Date.

Thereafter, upon request by Operator, Owner shall promptly furnish to Operator monies sufficient in amount to constitute normal working capital for the uninterrupted and efficient operator of the Hotel.

9.03. Because certain goods and services which are necessary for the operation of an international hotel may be available only outside the Country, an US$ Agency Account may be opened and maintained; only Operator or Operator's designees shall be authorized, to operate and draw from such US$ Agency Account. Operator shall, as necessary and appropriate, cause to be transferred from the Agency Account to such US$ Agency Account in US currency or other foreign currency an amount adequate to meet the Hotel's foreign obligations of the Hotel operations such as travel agents' commissions, Expatriates' salaries, costs of international advertising, Basic Fee, Incentive Fee, License Fee, Reservation Cost, Centralized Services Cost and other payments payable to Operator or other members of the Sheraton Group.

9.04. Commencing from the Partial Operating Date, on or before the last day of each Fiscal Month during the Term. Operator shall, after payment of Basic Fee and Incentive Fee, License Fee, Reservation Cost and Central Services Cost for the immediate preceding Fiscal Month and any amount due and payable in respect of Operating Expenses and after retention of working capital sufficient to ensure the uninterrupted and efficient operation of the Hotel for the unforseeable future or retention of sufficient monies to meet foreign obligations. ?? of the US$ Agency Amount or replacement of my emerging withdrawals from the Reserve Account is provided for below ??? any emergency withdrawals form the Reserve Account as provided for below ??? ??? all remaining monies in the Agency Account. Moreover upon the expiration or termination of this Contract and after the payment to Operator and other members of the Sheraton Group of all amounts due hereunder upon such expiration or termination all remaining amounts in the Agency Accounts shall be transferred forthwith to Owner.

9.05. The Pre-Opening Agency Account. Agency Accounts and Reserve Account shall be maintained solely by Operator as agent for Owner.

9.06. To the extent monies necessary for the Hotel are not generated by its operation. Owner shall cause them to be supplied to Operator. Operator in an emergency may use the monies in the Reserve Account to defray Operating Expenses of the Hotel and Owner shall upon request by Operator ??? such monies to be replaced.

                                   ARTICLE X

                 RESERVE FOR REPLACEMENT OR SUBSTITUTIONS OF OR
                 ADDITIONS TO FURNITURE, FIXTURES AND EQUIPMENT

10.01. (i) Commencing from the Partial Opening Date, during each Fiscal Year of the Term, there shall be deducted in monthly installments 3.5% of the Total Revenue for the preceding Fiscal Year.

(ii) Such amounts shall constitute the Replacement Reserve and shall be recorded on the gooks of account maintain for the Hotel as "Reserve for Replacement or Substitutions of or Additions to Furniture, Fixtures and Equipment" and shall on the last day of each Fiscal Month in respect of such Fiscal Month be transferred from the Agency Account and held in the Reserve Account; only Operator or operator's designees shall be authorized to operate and draw from the Reserve Account.

10.02. Except as otherwise specified in the Contract, monies in the Reserve Accounts shall be used solely for the payment of replacements or substitutions of or additions to FF&E which may be made by Operator without Owner's consent up to the balance it any time of the monies in the Reserve Account including all unused accumulations thereof from earlier Fiscal Years and interest ???. Reserve Account and all monies remaining in the Reserve Account subject as provided in Clause 11.03 until fully used Operator shall require Owner's consent for any expenditure in the purposes specified in the Article in excess ??? of the balance of the amount in the Reserve Account at the relevant time.

10.03. Upon termination or expiration of ??? Contact. Operator right to any uncommitted monies in the Reserve ??? shall cease and subject to provisions in
Article XXIII, the same shall be??? to Owner.

                                   ARTICLE XI

                REPAIRS AND MAINTENANCE AND CAPITAL IMPROVEMENTS

11.01. Operator on behalf of Owner shall from time to time make such expenditures for repairs and maintenance as it deems necessary to keep the Hotel in first class operating condition excluding structural repairs and changes and extraordinary repairs to or replacement of equipment included in the definition of Building & Appearances. If any such repairs or maintenance shall be made necessary by my condition against the occurrence of which Owner has received labor or material for the construction of the Hotel, then Operator may invoke and guarantees or warranties in Owner's or Operator's name and Owner will cooperate fully with Operator in the enforcement thereof. Such costs, subject to an such involving of the said guarantees and warranties, shall be charged as current year's Operating Expenses.

11.02. Operator may also make expenditures on behalf of Owner for minor capital improvements (up to US$100,000) to the Hotel in order to maintain the Hotel as an international five star hotel; such costs shall be change as current year's Operating Expenses or amortized over period of years, as determined by the Independent Auditor.

11.03. Owner may from time to time at its sole expense make such further alteration, additions, or improvements in or to the Hotel as Owner or Operator shall recommend and Owner and Operator agree to, all of which shall be made with as little hindrance to the operation of the Hotel as possible.

11.04. If structural repairs or changes in the Hotel or extraordinary repairs to or ??? of any equipment included in the definition of Building & Appearances shall become necessary at any time during the Term to maintain the Hotel is an international five star in a five star operating condition or ??? ??? the application of rules or regulations, ordinances or laws now or ??? ??? governmental, municipal or otherwise ??? or ??? all such repairs, changes or replacements shall be made by Owner at ??? expense and shall be made with as little hindrance to the operation of the Hotel as possible. Owner may contest the need for repairs, changes or ??? ??? therewith, it entitled to do so, but in each such event ??? shall protect Operator from any loss, cost, ??? ??? which ??? therefrom, in such manner is Operator shall?? ???

11.05. The provisions of this Article are without prejudice to any of Operator's ??? remedies arising out of any breach by Owner or its obligation under ??? to construct, furnish and equip an international five star hotel meeting the Standard.

                                  ARTICLE XII

                          BOOKS, RECORDS AND STATEMENTS

12.01. Operator shall, on behalf of Owner, keep full and adequate books of ??? and other records reflecting the results of operation of the Hotel on an ??? basis, in US currency and in local currency, in accordance within the requirements of the laws of the Country and in accordance with the Uniform System with such exceptions as may be required by the provisions of this??? as are consistent with ITTSC's standard practice in accounting under management contracts generally so long as exceptions do not affect the determination of Gross Operating Profit.

12.02. Except for record keeping for Centralized Services which shall be ??? at the location where the principal activities occur, the books of income and all other records relating to the operation of the Hotel shall be kept at the Hotel and all such books of account at the Hotel shall be kept Owner or Operator and their respective representatives at all reasonable times for examination, audit, inspection and transportation. Upon expiration or termination of this Contract, all such books and records forthwith shall be returned over to Owner but shall be available to Operator at all reasonable times for inspection, audit, examination and transaction for a period of seven (7) years.

12.03. Operator shall deliver to Owner, within ten (10) working days following the end of each Fiscal Month, a financial statement, showing the results of the operation of the Hotel for the immediately preceding Fiscal Month and for the Fiscal Year to date. Such statements shall:

(i)      be in the customary form prepared by Operator for a managed hotel;

(ii) be taken from the books and record maintained by Operator in the manner hereinabove specified; and

(iii) follow the general form set forth in the Uniform System.

Operator shall be available at reasonable times to discuss with Owner the results set forth in the financial statement and the operations of the Hotel generally. In addition, all financial statements shall be accompanied by a written report explaining the figures provided.

12.04. Within ninety (90) days following the end of each Fiscal Year Operator shall deliver to Owner a financial statement certified by the Independent Auditor registered in the PRC, showing the result of operations in the Hotel during such Fiscal Year, and the Gross Operating Profit (Loss) for such Fiscal Year. Owner shall be deemed to have waived any objections to and certified statements not specified to Operator in writing within forty-five (45) days or receipt thereof. Any dispute is to the contents of any such statement or any accounting matter hereunder shall be exclusively determined by the Independent Auditor.

12.05. Both Owner and Operator shall have the right to engage independent accountants and auditors to review the operational records and accounting books of the Hotel as necessary. On termination of the Contract or the expiration of the management term, an accounting firm registered in the PRC, acceptable to Owner and Operator, shall conduct a notarized audit of the operational results of the Hotel.

                                  ARTICLE XIII

                          BOOKS, RECORDS AND STATEMENTS

13.01. Operator shall, on behalf of Owner, keep full and adequate books of ____ and other records reflecting the results of operations of the Hotel on an normal basis, in US currency and in local currency, in accordance with the requirements of the laws of the Country and in accordance with the Uniform System ith such exceptions as may be required by the provisions of this Contract, provided, however, that Operator may make such exceptions in such revenues as are consistent with ITTCS's standard practice in accounting under management contracts generally so long as such exceptions do not affect the determination of Gross Operating Profit.

13.02. Except for record keeping for Centralized Services which shall be available at the location where the principal activities occur, the books of account and all other records relating to the operation of the Hotel shall be kept at the Hotel and all such books of account at the Hotel shall be available to Owner or Operator and their respective representatives at all reasonable times for examination, audit, inspection and transcription. Upon expiration or termination of this Contract, all such books and records forthwith shall be returned over to Owner but shall be available to Operator at all reasonable times for inspection, audit, examination and transaction for a period of seven
(7) years.

13.03. Operator shall delvier to Owner, within ten (10) working days following the end of each Fiscal Month, a financial statement showing the results of the operation of the Hotel for the immediately preceding Fiscal Month and for the Fiscal Year to date. Such statements ahll:

(i)      be in the customary form prepared by Operator for a managed hotel;

(ii) be taken from the books and records maintained by Operator in the manner hereinabove specified; and

(iii) follow the general form set forth in eh Uniform System.

Operatgor shall be available at reasonable times to discuss with Owner the results set forth in the financial statement and the operation of the Hotel generally. In addition, all financial statements shall be accompanied by a _____________ report explaining the figures provided.

13.04. Within nienty (90) days following the end of each Fiscal Year, Operator shall deliver to Owner a financial statement certified by the Indpendnet Auditor registered in the PRC, showing the results of operations of the Hotel during such Fiscal year, and the Gross Operating Profit (Loss) for such Fiscal Year. Owner shall be deemed to hafe waived any objections to and certified statements not specified to Operator in writing within forthy-five (45) dfays of receipt thereof. Any dispute as to teh conent of any such statement and any accounting matter hereunder shall be conclusively determined by the Independent Auditor.

13.05. Both Owenr and Operator shall have the right to engage independent accountants and auditors to review the operational records and accounting books of the Hotel as necessary. On termination of the Contract or the expiration of the management terms, an accounting firm registered in the PRC acceptable to Owner and Operator shall conduct a notarised audit of the operational results of the Hotel.

                                  ARTICLE XIV

                         INSURANCE AND REAL ESTATE TAXES

14.01. Owner and Operator agree that throughout the Term, the insurance coverage set forth in Appendix E shall be procured and maintained in the manner specified therein.

14.02. Owner shall be responsible for payment in a timely manner of all real estate and personal property taxes and all other taxes on property levied against the Hotel or any of its parts, and such taxes shall not be treated as Operating Expenses. Should Owner default in the performance of any of the foregoing obligations, Operator may, but shall not be obliged to, fulfill said obligations on Owner's behalf and if Operator shall fulfill any of the said obligations, Operator shall be reimbursed forthwith by Owner with interest or Operator may withdraw such amounts from the Agency Accounts or the Reverse Account in whole or in part at any time and Owner shall promptly reimburse such accounts.

                                   ARTICLE XV

                    DAMAGE OR DESTRUCTION - COMPULSORY TAKING

15.01. Subsequent to Section 15.02, if the Hotel or any portion thereof is damaged or destroyed at any time during the Term by fire, casualty or any other case, __________ __________ shall at its own expense and with due diligence, repair or replace the Hotel so that the Hotel shall be substantially the same so that prior to such damages and destruction. If Owner shall fails:

(i)      improvement, whichever is earlier; or

(ii)     __________ complete such work diligently;

Then Operator may, at its option, either

(iii) terminate this Contract and all its obligations hereunder without any culpability on the part of the Operator by written notice to Owner, effective as of the date of ___________ or

(iv) undertake or complete such work for the account of Owner to the extent of such available insurance proceeds in which case Operator shall be entitled to be reimbursed from such insurance proceeds.

15.02. If the Hotel is damaged or destroyed by fire or other insurable cause to such an extent that the cost or repair or replacement as estimated by Operator exceeds one third of the original cost of the Hotel, then:

(i)  Operator  may  provisionally   terminate  this  Contract  and  all  of  its
obligations hereunder without any liability on the part of Operator by written notice to Owner effective as of the date or dispatch; or

(ii) Owner may, if it determines not to repair or replace the hotel, provisionally terminate Operator's service by notice to Operator effective as of the date of dispatch and payment with such notice to Operator of a net sum equal to two (2) times the total of the immediately prior year's Basic Fee, License Fee and Incentive Fee paid to Licensor/Operator for such period.

If thereafter at any time during the Term, Owner repairs, rebuilds or replaces the Hotel, it shall give notice thereof to Operator no later than thirty (30) days following the commencement of such repair, rebuilding or replacement and Operator may within sixty (60) days following commencement of such repair, rebuilding or replacement or receipt of such notice, whichever, is the later, reinstate this Contract by written notice effective as of the date of dispatch to Owner and, where applicable repayment of the net sum referred to paragraph
(b).

15.03. If the whole of the Hotel shall be taken in any expropriation, _____________ or similar proceedings, or, if such a portion thereof shall be taken __________ make unreasonable, in Operator's opinion, to use the remaining portion ______ Hotel and type and ________ preceding such taking, then Operator may, on __________ 30 days prior written notice to Owner, terminate this Contract and all of its ____________ hereunder without any liability on the part of Operator and any _________ (compensation) for such taking shall be equitably apportioned between Owner and Operator after recoupment by Owner or its constituent partners of other investments in the Hotel.

15.04. If, on a part of the Hotel, shall be so taken and the taking of such part does not make it unreasonable, in Operator's opinion, to operate the remainder of the Hotel, as a hotel of the type and class preceding such taking, so much of any award compensation to Owner shall be made available as shall be reasonably necessary for making alterations or modifications to the Hotel so as to make it a satisfactory architectural unit as a hotel of similar type and class as prior to the taking. The balance of the award compensation shall be equitably apportioned between Owner and Operator.

                                  ARTICLE XVI

                                    CURRENCY

16.01.   REMITTANCE

(i)      Fee of Payments

Operator, Licensor, Rescorp and such other members of the Sheraton Group shall receive their respective Basic Fee, Incentive Fee, License Fee, Reservation Cost, Centralized Services Cost, Technical Cost and payments for Additional Technical Services in U.S. currency, with the right to remit all such payment to themselves in U.S. currency in the United States of America after the payment or deduction of such taxes as are necessary under the tax laws of the Country.

(ii)     Expatriate Compensation

Expatriates, consultants and experts employed for the Hotel by Operator shall be compensate in the currency of the country of which they are nationals, or a residence or in U.S. currency, whichever of such currencies. Operator shall elect, and with a right to repatriate such compensation via the Bank at the exchange rate published by the Bank's Head Office, on the date payment is effected.

(iii)    Hotel Foreign Currency Expenditures

To the extent necessary in its judgment, Operator may make expenditures in foreign currency in order to operate the Hotel in a manner which will essentially cater to the international tourist and business trade, including without limitation: expenditures to cover travelling expenses and living expenses at the Hotel personnel as well as employees and executives of any member of the Sheraton Group while engaged in travel in connection with management of the Hotel; expenditures to convert travelling and moving expenses of Expatriates and their family members to the extent these expenditures cannot be made in local currency; expenditures to reimburse members of Sheraton Group for communications sent to the Hotel by mail, cable, telephone or otherwise foreign exchange expenditures for the importation of food, _____, Operating Supplies, FH&EE and Operating Equipment; payment to ___ agent; advertising agents and other payments for the selling of the Hotel's services and for advertising and promoting; provided, however, that Operator will not be obliged to make any such expenditures unless the Country's foreign exchange control authorities make the appropriate foreign currency available therefor.

(iv) Owner shall provide necessary assurance from the Central Bank Administration of Exchange Control of the Country that such foreign currency, to the extent exchange is earned by the Hotel during the Term is available to Operator for making the payments referred to in paragraphs (i) to (iii) and at non-discriminatory rates of exchange, with permission to remit the same to such places as Operator may designate.

16.02.   Rate of Exchange

(i) All fees, costs and payments payable hereunder to Operator or any member of the Sheraton Group shall be payable in US currency. However, to the extent such fees, costs and payment are to be converted from local currency, the currency conversion shall be calculated at the prevailing exchange rate for the purchase of US currency published by the Bank's Head Office for payments in a similar nature in effect on the date payment is due or on the date payment is effected, whichever is earlier.

(ii) Moreover, for the purposes of determining the amounts of local currency to be deducted from Total Revenue with respect to Operating Expenses which have been paid for in foreign currency, such deduction shall be calculated at the exchange rate in effect on the date such foreign currency payments become due or on the date such payments are effected, whichever is earlier. However, to the extend (a) the Hotel receives foreign currency, or (b) local currency is converted into foreign currency, all future payments of Operating Expenses with such foreign currency shall be calculated at the exchange rate in effect on the date of receipt of conversion, as the case may be.

16.03.   Termination

If at any time Operator or the event member of the Sheraton Group should be unable for any reason for a consecutive period of three (3) months:

(i) to receive in or convert US treasury, and remit to the Unites States of America all of any part of their respective Basic Fee, Incentive Fee, License Fee, B_____________ Cost, Centralized Services Costs, Mechanical Services Cost or payments for Additional Technical Services; or

(ii) to compensate Expatriates in the currency specified in Section 16.01 paragraph (ii), or if any Expatriate is unable to repatriate such currency, or

(iii)  to   obtain   and  remit   the  ___  and  m___  of   currency   necessary
___________________ the expenditures referred in Section 16.01 paragraph (iii).

Operator may, on thirty (30) days prior written notice to Owner, terminate this Covenant and all of its obligations hereunder without any liability on the part of the Operator.

                                  ARTICLE XVII

                              OWNER'S RIGHT OF SALE

17.01. During the period commencing on the Effective Date and ending on 31st December of the fifth (5th) Full Fiscal Year of the Term. Owner shall not sell or otherwise dispose of the Hotel or lease all or substantially all of the Hotel to any Interest Holder and Owner shall not allow any Interest Holder which has a controlling interest in Owner to sell or otherwise dispose of their shares or take any other action, that would result in the loss of their controlling interest in Owner (controlling interest being defined as ownership of not less than fifty-one per cent (51%) of all classes of the voting stock of Owner or, if the percentage of shareholding of Owner required under its articles of association to convene a meeting of shareholders and to adopt resolutions is higher controlling interest shall mean ownership of such higher percentage of the shareholding of Owner, if Owner is a corporation, or of the ownership interest in Owner, if Owner is not a corporation) except by descent or distribution, in which event this restraint will bind the heirs of Owner and Owner shall cause it devisees to be bound by this restraint, nor shall Owner increase the number of outstanding shares of voting stock or other ownership interest in Owner in a manner that will result in the loss of the controlling interest, as above defined, by any Interest Holder(s).

17.02. Thereafter, if Owner or any Interest Holder desires to make such a sale or disposal or enter into such a lease or take any action which would result in the loss of their controlling interest, Owner shall give or cause such Interest Holder to give Operator not less than thirty (30) days' advance notice of its said intention in writing, which said notice shall indemnify in reasonable detail the owners of the proposed purchaser and shall be accompanied by the latest audited and unaudited financial statements of the proposed purchaser. The effective date of such notice to Operator shall be the last in time to occur of the following:

(i)      the date of the notice itself;

(ii) the date on which Operator receives from Owner a reasonably detailed description of the proposed purchase and the _____ of the proposed purchaser; or

(iii) the date on which Operator receives from Owner the latest audited and unaudited financial statement of the proposed:

Operator shall have the ___________________ within thirty (30) days of the effective date of such notice to either;

(iv) terminate this Contract and all of its obligations hereunder without any liability on the part of the Operator effective on the closing date of such transaction; or

(v) in the case of a proposed such lease, or other destination of the Hotel, require the proposed purchaser and proposed new Interest Holder(s) to accept the assignment of this Contract from Owner and assume the obligations of Owner and of the Interest Holder(s) hereunder.

If Operator elects the later option, such assignment and assumption shall be a condition of the sale or disposition to such proposed purchaser and Operator shall have the right to enjoin the said sale or disposition in the event that an agreement of such assignment and assumption in form reasonably satisfactory to Operator's lawyers and executed by the proposed purchaser and Interest Holder(s) shall not have been delivered to Operator at least ten (10) days prior to the said sale or disposition, or five (5) days after Operator notifies Owner of its election or on the date of said sale or disposition by an Interest Holder or other action taken that results in a loss of the controlling interest above defined and Operator does not terminate this Contract, the above provisions with respect of the Interest Holder shall continue to apply to any subsequent and similar transaction that would result in a change of the controlling interest as the same shall be constituted form time to time.

                                 ARTICLE XVIII

                                   ASSIGNMENT

18.01. Operator shall have the right to assign any of all its rights and obligations in and under this Contract to any member of the Sheraton Group provided that ITTSC or a subsidiary of ITTSC shall at all times own at least fifty (50%) per cent of all classes of stock of such member.

18.02. Operator shall also have the right to assign any or all its rights and obligations in and under this Contract to any successor or assignee of such member which may result from any merger, consolidation or reorganization, _________________ which requires all or substantially all of the business and assets of ITTSC.

18.03. Operator's right to assign shall be subject to the submission to Owner by Operator of a detailed report of the designee(s) and the most recent financial report of the assignee thirty (30) days prior to the Effective Assignment ______________ Owner shall not unreasonably withheld ___ such assignment.

18.04. Any such assignment shall be effected by the execution of a notice to that effect executed by Operator as assignor and by the assignee which is delivered not less than fifteen (15) business days in advance of the Effective Assignment Date to Owner. The assignment shall take effect so that as from the Effective Assignment Date.

(i) Owner and Operator shall unconditionally and irrevocably be released from their obligations to, and relieved of their rights against each other under this Contract; and

(ii) the assignee shall be substituted for Operator for all purposes of this Contract, and Owner and the assignee shall assume all same obligations to, and acquire the same rights against each other, as they would have assumed and acquired had the assignee originally been a party to this Contract in lieu of Operator.

18.05. Owner shall have no right to assign any of its rights and/or obligations in and under this Contract except in accordance with Article XVII above.

                                  ARTICLE XIX

                                 INDEMNIFICATION

19.01. Neither Operator nor any member of the Sheraton Group shall in the performance of this Contract be liable to Owner or to any other person, for any act or omission, negligent, tortious or otherwise of any agent or employee of Owner or of Operator or any member of the Sheraton Group, except, to the extent not covered by insurance, for gross negligence, willful misconduct or fraudulent misappropriation of funds of or by he general manager or the financial controller of the Hotel. If any employee of Operator or any member of the Sheraton Group in the performance of this Contract commits an act which is in violation of the criminal laws of the Country, neither Owner nor Operator or the Sheraton Group shall be responsible.

19.02. Other than the exceptions stated above, Owner hereby agrees to indemnify and save harmless Operator and any member of the Sheraton Group who may perform services hereunder, from and against any of the said entities may sustain or incur by reason of any claim or assertion of wrongdoing, error, commission, omission or negligence made by any person or entity (other than Owner) involving or arising out of the performance by Operator or any member of the Sheraton Group or any officer , agent or employee of said entries of the various duties contemplated by this Contract, whether or not such claim or assertion involves an allegation based on the alleged sole negligence of two or more such entities or individuals (one or more of which any be Owner or any of its officers, agents or employees) or on any other theory. Moreover , Owner will, at Operator's request, assume the defense of any proceeding brought by any third party to establish my ____ liability. The costs of any such defense shall be considered and treated as Operating Expenses but only to the extent not recovered from or paid directly by insurance.

19.03.   The  provisions  of  this  Article  shall  survive  any  expiration  or
termination   of  this  Contract  and  shall  remain   enforceable  by  Operator
notwithstanding such expiration or termination.

                                   ARTICLE XX

                           USE OF THE NAME "SHERATON"

20.01. (i) During the Term Owner shall not commercially sue or refer to the word "Sheraton" in any manner whatsoever other than in connection with the Hotel. Moreover, no press leases or other written matter prepared by Owner for publication in which the name "Sheraton" is used shall be published without Licensor's and Operator's prior written approval. Upon the termination or expiration of this Contract, such portion of the name of the Hotel which does not contain the word "Sheraton" shall continue to be the exclusive property of Owner. However, thereafter, neither Owner nor any other future owner or operator of the Hotel shall have the right to use the Sheraton Marks in connection with the operation of the Hotel or otherwise; except that Owner shall have the right to use all the then existing FF&E, Operating Equipment and Operating Supplies even though bearing the Sheraton Marks until fully consumed.

(ii) Notwithstanding the foregoing, if within fifteen (15) days after termination or expiration of this Contract, Licensor or Operator offers to buy any or all of said FF&E, Operating Equipment and Operating Supplies bearing any Sheraton Marks, Owner shall within three (3) months cease to use such items and shall sell such items at fair market value to Licensor or Operator as the case may be. In the event of any dispute as to fair market value, the Independent Auditor shall determine said value.

(iii) Upon termination or expiration of this Contract, Operator shall remove with Owner's assistance from the Hotel any signs or other indications on the Building & Appurtenances of any connection with Sheraton hotel system.

20.02. Notwithstanding the arbitration provisions contained in this Contract, Operator shall have the right to seek immediately ___________________ other relief in a court of competent jurisdiction to enforce the foregoing provisions and Owner shall bear all of Operator's costs in connection with such proceedings. Owner shall be deemed to have obtained indemnification against any such cost in the event a subsequent owner or operator acts in violation of the foregoing.

20.03. Owner acknowledges its obligations under this Article are material to the performance of this Contract, and agrees that in addition to any other right or remedy any member of the Sheraton Group or Operator may have at law or pursuant hereto Owner shall indemnify and hold harmless any member of the Sheraton Group or Operator of any loss, cost, damage or expense (including lawyer's fees which any member of the Sheraton Group or Operator or affiliate or subsidiary thereof may suffer as consequence of any ___ of Owner in breach of this Article.

20.04. The provisions of Article shall, where applicable, survive any expiration or termination of this Contract and shall remain enforceable by Operator notwithstanding such expiration or termination.

                                  ARTICLE XXI

                        FINANCING AND OFFERINGS OF OWNER
                      AND REPRESENTATIONS TO THIRD PARTIES

21.01. In no event may Owner represent that any member of the Sheraton Group or Operator or any affiliate or subsidiary thereof is or in any way may be liable for the obligations of Owner, in connection with:

(i)      loans or other financing; or

(ii)     any public or private offering of securities

for or in connection with the Hotel.

21.02. Nor shall Owner use, in any way, the name of any member of the Sheraton Group, Operator or any affiliate or subsidiary thereof, in connection with the foregoing negotiations or offerings, without the prior written approval of ITTSC or Operator as the case may be. Owner may represent only that the Hotel is managed by Operator.

21.03. Nor shall Owner use, in any way, in connection with the foregoing offerings, any futures or other data either:

(i) supplied or made available by Operator to Owner in any budge, record or account; or

(ii)     complied by Owner or on Owner's behalf

in connection with the management and operation of the Hotel and the Hotel's past, current and/or forecasted performance and profitability without the prior written approval of Operator.

21.04. To this end, and in order to avoid any erroneous interpretation on the part of any financing or investing person or entity: Owner and Operator agree as follows:

(i) prior to the conclusion of any financing agreement, Owner shall furnish to ITTSC and Operator all relevant details of such potential managing and copies of draft documentation with respect thereto. ITTSC and Operator shall have the right to notify any party participating in such financing of the contractual relationship which exists between Owner and members of the Sheraton Group, Operator its affiliates and subsidiaries, and to indicate the none of these assumes with Owner any obligation of any nature with respect thereto;

(ii) prior to printing and issuance of any document related to a public or private offering of securities, Owner shall furnish to ITTSC and Operator a copy of the draft form, which shall not be published or issued without the prior written approval of ITTSC and Operator, which in ITTSC's or Operator's opinion could give rise to erroneous interpretations concerning the aforesaid contractual relationship or contains figures or other data as aforesaid which in ITTSC's or Operator's opinion is erroneous or misleading. Operator shall have the right to require inclusion in such document of a statement implementing its rights under this Article; and

(iii) Owner shall promptly cause to be furnished to ITTSC and Operator legal options satisfactory in form and substance to ITTSC and Operator, with respect to compliance by Owner with allows and regulations which govern public or private offerings of securities.

21.05. Owner shall cause any affiliated, subsidiary or controlling person of Owner and any partner, or joint venture in Owner to comply with all provisions of this Article that are applicable to any such party. Owner acknowledges its obligations under this Article are material to the performance of this Contract, and agrees that in addition to any other right or remedy any member of the Sheraton Group or Operator may have at law or pursuant hereto Owner shall indemnify and hold harmless any member of the Sheraton Group or Operator or any affiliate or subsidiary thereof from and against any loss, cost, damage or expense (including lawyer's fees) which any member of the Sheraton Group or Operator or affiliate or subsidiary may suffer as a consequence of any act of Owner in breach of this Article.

21.06. The provisions of this Article shall where applicable, survive any expiration or termination of this Contract and shall remain enforceable by Operator notwithstanding such expiration or termination.

21.07. The provisions of this Article shall, where applicable, survive any expiration or termination of this Contract and shall remain enforceable by Operator notwithstanding such expirate or termination.

                                  ARTICLE XXII

                               REQUISITE APPROVALS

22.01. If any of the following conditions shall not have occurred by the dates specified below. Operator may at any time thereafter by written notice to Owner effective as of the date of dispatch terminate this Contract and all of its obligations hereunder without any liability on the part of Operator:

(i) approval of this Contract and all of its Appendices by the Board of Directors of Operator within 90 days of signing of this Contract.

(ii) receipt by Operator on or before the Effective Date of a certified notarized and legalized copy of a resolution adopted by the Board of Directors of Owner authorizing its entry into this Contract, the License Contract and the Reservation Service Contract, and its consummation of the transactions contemplated thereby and confirming authorization of the Chairman of the Board of Directors to execute this Contract, the License Contract and the Reservation Service Contract on Owner's behalf;

(iii) within thirty (30) days following the execution of this Contract, receipt by Operator of the written approval of this Contract and all of its Appendices by the Ministry of Foreign Trade and Economic Cooperation or its duly authorized municipal or provincial commission in charge, and such other governmental agencies or authorities (if any) as may be determined by Operator's lawyers to be required by law or regulations to render this Contract to be and to remain throughout the Term a valid and binding and enforceable Contract.

(iv) within forty-five (45) days following the Effective Date, receipt by Operator of confirmation by the Central Bank/Administratio of Exchange Control of the Country as to availability and remittability of US currency as described to in Section 16.01;

(v) within fifteen (15) days following the receipt by Operator of the items referred to in paragraph (iii) and (iv) above, receipt of an opinion by lawyers with offices in the Country to be selected and paid for by Operator confirming the legal enforceability of this Contract in accordance with its terms;

(vi) within forty-five (45) days following the Effective Date full and complete agreement between Owner and Operator in respect of the Approved _________ and the plan ________ in Section 2.03 paragraph (ii) subparagraph (i).

                                 ARTICLE XXIII

                              DEFAULT & TERMINATION

23.01.   Event of Default

(i) The following events shall constitute events of default under this Contract:

         (a) the failure by Owner or by Operator to make any payment owing to the other or required pursuant to the terms of this Contract for a period in excess of thirty (30) days or more after such payment is due; or

         (b) the failure of Owner to provide sufficient working capital for operation of the Hotel; or

         (c) the filing of a voluntary petition in bankruptcy or insolvency or a petition for reorganization under any bankruptcy law by either Owner or Operator, or the consent to an involuntary petition in bankruptcy or the failure to vacate same within sixty (60) days, or the entering of an order, judgment, or decree by any competent jurisdiction, adjudicating either Owner or Operator a bankrupt or insolvent, or approving a petition seeking reorganization, or appointing a receiver, trustee or liquidator of all or a substantial part of such party's assets; or

         (d) any breach by either Owner or Operator of any provisions of either the License Contract or the Reservation Service Contract; or the failure of Owner to pay an amount payable to any member of the Sheraton Group; or

         (e) any material of Owner or Operator of any of the provisions of this Contract or the Technical Services Agreement.

(ii) If any of such events of default shall have occurred, the non-defaulting party may on thirty (30) days' prior written notice to the defaulting party (five (5) days in the case of subparagraph (a) of paragraph (i)) terminate this Contract provided that if upon receipt of such notice, the defaulting party shall promptly and with all due diligence cure the default within the notice period (or in the case of subparagraph (d) or (c) of paragraph (i), if such default is not susceptible of being cured within thirty (30) days period, with all due diligence take action to cure the default and such action cures the default), then such notice shall be of no force and effect.

(iii) Notwithstanding the foregoing, except as to matters referred to in subparagraphs (a) and (b) of paragraph (i), this Contract shall not terminate if a bona fide dispute with respect to any of the _________ events default has arisen between the parties and such _______________ pursuant to Article XXVI.

23.02.   Construction Delays

(i) In the event Owner has not submitted plans and specifications approved or otherwise completed the necessary steps ____________________ fully completed construction of the Building & Apprentices and the __________ and installation of all FF&E and Operating ________ by the dates stated therein being subject to a cumulative extension of not more than twelve (12) months for delays due to causes beyond the reasonable _____ by Owner provided that there shall be no such extension for any _____________ commenced more than fourteen (14) days before Operator is notified thereof ______). Operator may, at its sole option, on fifteen (15) days prior written notice to Owner, terminate this Contract and all of its obligations ____________ without any liability on the part of Operator.

(ii)     Moreover, if

         (a) Operator should at any time prior to the Estimated Partial Opening Date determine:

         i. That the Building & Appurtenances will not be substantially completed by the Estimated Partial Opening Date, or

         ii. that the construction of the Hotel materially varies from the Approved Final Plans, or

         iii. that Owner's loans or other financing is installment to enable Owner to comply with its obligations under this Contract;

         and Owner shall not within thirty (30) days of being so advised by Operator in writing (within ninety (90) days in the case of (iii)) have arranged in a manner satisfactory to Operator to cure such default and have commenced and diligently proceeded with such cure, or

         (b) Operator should at any time thereafter determine that Owner is not diligently proceeding with such cure;

then Operator may, on fifteen (15) days' prior written notice to Owner, terminate this Contract and all of its obligations hereunder without any liability on the part of Operator.

23.03.   TERMINATION

(i) The rights of termination granted under the Contract shall not be in substitution for, but shall be in addition to, any and all rights and remedies for breach of contract and other causes or action granted by applicable provisions of law.

(ii) Upon such termination, Operator and the relevant members of the Sheraton Group shall be paid herewith the Basic Fee, Incentive Fee, License Fee, Reservation Cost, Centralized Services Cost, Technical Services Cost or payments for Additional Technical Services to the date of such termination, without prejudice to any other claims. Operator may have against Owner for breach of this Contract.

(iii) In addition, in the event Operator terminates this Contract in accordance with Section 23.02 or otherwise on or before the Full Opening Date. Owner shall be liable to Operator for the fair and reasonable value of all activities and services any member of the Sheraton Group or third parties have performed pursuant to this Contract prior to such termination. Operator may withhold, based on the payment standards agreed by the Owner, said fair and reasonable value from any amounts paid by Owner to Operator hereunder prior to such termination from the Agency Accounts or Reserve Account.

                                  ARTICLE XXIV
                                     CASINO
24.01. If a casino is operated in the Hotel, Operator shall have the exclusive right to operate it. The excess of the gross amount wagered therein over the total amount of money won by wager will be included in the Total Revenue. Such excess, reduced by the Operating Expenses relating to the casino, will be considered and treated as part the Gross Operating Profit.

                                  ARTICLE XXV
                          GOVERNING LAW AND ARBITRATION
25.01. The Parties shall comply with PRC laws and regulations.

25.02. Subject to the proviso contained in Clause 25.03, all disputes or differences arising in connection with the construction, interpretation and performance of this Contract shall be settled by means of negotiation between Owner and Operator provided that if Owner and Operator cannot settle any such dispute or difference with thirty (30) days of first conferring, then such dispute or difference shall be submitted to binding arbitration.
Unless otherwise agreed in writing by Owner and Operator:

         (a) The arbitration shall be conducted according to UNCITRAL rules in for as of the date of this Contract provided that in the event of any _________ between such rules and the provisions of this Section, the
         ______________ of this Section shall prevail.

         (b) The arbitration shall consist of one arbitrator appointed by Owner, one arbitrator appointed by Operator and an additional referee arbitrator who shall be appointed by the other arbitrators. If either Owner or Operator did not appoint an arbitrator within thirty (30) days of reference of the dispute to arbitration, or if the Owner/ Operator-appointed arbitrators fail where applicable to appoint a reference within thirty (30) days of the appointment of the last Owner/Operator-appointed arbitrator, then those vacancies will be filled by arbitrators selected by the Chairman of the Singapore Chamber of Commerce and the arbitration shall proceed forthwith.

         (c) The language of the arbitration proceedings and of reports and documentation submitted or distributed by the arbitration shall be English.

         (d) The arbitration shall take place in Singapore. This Contract shall be governed by the laws of Singapore.

         (e) So far as Owner and Operator can procure, proceedings shall commence as soon as possible and shall proceed thereafter with all deliberate speed to a conclusion.

         (f) Owner and Operator shall each prepare an English-language written report briefing its position on the issues disputed. All reports shall be provided to the members of the panel no later than sixty (60) days after the reference of the dispute to arbitration.

         (g) Owner and Operator may participate with the assistance of counsel. A written transcript of the proceedings shall be kept and shall be provided to either of Owner or Operator requesting it.

         (h) The panel will be requested to provide written reasons for its conclusions. In making its award(s) the panel may award pre-judgment or post-judgment interest.

         (i) The award of the panel shall be a final decision and formal judgment on the dispute between Owner and Operator. The award may be entered in any competent court or application may be made to any competent court for judicial acceptance or confirmation of the award. Neither Owner nor Operator shall seek recourse to a court of law or other authorities in connection with any question of law arising in the course of the arbitration nor to appeal for revision of the award.

         (j) Fees shall be based upon actual arbitration and other services rendered and not upon the amount in controversy or the amount of the award or otherwise.

         (k) Included that in respect of any claim for non-payment of any sum pursuant to the terms of this Contract, Owner and Operator hereby ________ to the non-exclusive jurisdiction of the courts of Singapore and the provisions of Section 25.02 shall not apply.

                                  ARTICLE XXVI

                                     NOTICE

26.01. Any notice required to be given under this Contract shall be in writing and shall be deemed to have been effectively given (i) when personally delivered, (ii) ten (10) working days after being sent by registered or certified mail, postage prepaid and return receipt requested, or (iii) when sent by facsimile, telex or telegraph, in each such case addressed as follows, or to such _________________ either Owner or Operator may subsequently designate by notice to the other:

         Owner:            Huasheng Hotel International (Shenyang) Co., Ltd.
                           386 Qingnian Street
                           Heping District
                           Shenyang
                           Liaoning Province
                           People's Republic of China
                           Telex:
                           Fax:  86-24-385-965

         Operator:         Sheraton Overseas Management Corporation
                           Sixty State Street
                           Boston, Massachusetts 02109
                           U.S.A.
                           c/o Legal Department
                           Telex: 4-30027
                           Fax:  1-617-367-5636

with copies to:     (a)    Hotel c/o General Manager and

                    (b)    Sheraton Asia Pacific Corporation
                           9/F, New World Office Building
                           West Wing
                           20 Salisbury Road
                           Kowloon
                           Hong Kong
                           c/o Regional Director of Operations
                           Telex No.: 49107 TSCAP HX
                           Fax No.:  852-369-5300 and

                    (c)    ITT Sheraton Corporation
                           Sixty State Street
                           Boston, Massachusetts 02109
                           U.S.A.
                           c/o Legal Department
                           Telex: 4430027
                           Fax:  1-617-367-5636

                                 ARTICLE XXVII

                                 LEGAL VALIDITY

27.01. With respect to the management and operation of the Hotel and all matters covered by the scope of this Contract, Owner hereby confirms that in _________ of a conflict between any provision or stipulations of this Contract and the provisions or stipulations of a joint venture contract (if any) for the establishment of Owner and the construction of the Hotel by and between Shenyang Sports Enterprise Company and Taiwan Kaipeng Construction Holding Co. Ltd., dated 1 November 1994, or the Articles of Association of Owner, or any amendments or supplement thereto, or any contract executed by Owner or any of its joint venture partners to which Operator is not a party, the provisions and stipulations of this Contract shall govern and shall have ultimate legal validity.

                                 ARTICLE XXVIII

                                  MISCELLANEOUS

28.01. Owner hereby agrees not to engage in any other activity or business during the Term which will have an adverse effect on its ability to meet its obligations set forth in this Contract, and Operator shall be advised in writing in advance of any such activity or business to be undertaken by Owner.

28.02. To compensate for the effects on inflation Operator may rely on the Independent Auditor to establish revisions to the figures set forth in Articles IV and X.

28.03. In respect of all amounts payable to Operator or to other members of the Sheraton Group under this Contract not paid on the due date or dates for payment thereof, whether in respect of fees, reimbursement or otherwise, interest shall be payable in US dollars at the rate of one and a half cent (1.5%) per month compounded on a monthly basis to the extent permitted by applicable law, on demand from the due date or dates for payment until payment, without prejudice to any rights of termination under this Contract or to any other claims for breach of this Contract that Operator may have against Owner in respect of such non-payment.

28.04. The waiver of any of the terms and conditions of this Contract on any occasion or occasions, shall not be deemed a waiver of such terms and conditions on any future occasion.

28.05. Except as otherwise provided herein, whenever in this Contract the approval of Operator or Owner is required, such approval shall be in writing, shall not be unreasonably withheld or be subject to unreasonable conditions.

28.06. Operator shall have the right to set off any liabilities of Owner to any member of the Sheraton Group against any payments to be made to Owner under this Contract and against all funds in the Agency Accounts and the Reserve Account, provided that Operator provides Owner one week notice prior to any such offset.

28.07. Unless otherwise notified by Operator, all payment to be made by Owner to Operator hereunder (as compared with payments to be withdrawn by Operator from either the Agency Accounts or the Reserve Account) shall be made to the credit of Operator by transfer of funds to Operator's account at the Bank or to such other accounts as Operator may from time to time designate.

28.08. Until Owner shall advise Operator to the contrary in writing, Operator may rely on Mr. Gao Wanjun as being authorized to take any action required or permitted to be taken by Owner, including, without limitation, the giving of all approvals hereunder.

28.09. Neither Operator nor any of its affiliates or subsidiaries shall, by reason of Operator entering into this Contract, be restricted in any way from owning, leasing, managing or licensing other hotels in its absolute discretion wherever located.

28.10. Owner and Operator shall execute and deliver all other appropriate supplemental contracts and other instruments and take any other action necessary to make this Contract and all of its Appendices fully and legally effective, binding and enforceable as between the parties and as against third parties.

28.11. The headings of the Articles and Sections of this Contract and all of its Appendices are inserted for convenience only and are not intended to affect the meaning of any of the provisions.

28.12. All Appendices to this Contract are an integral part of this Contract and all terms defined in this Contract and the Appendices shall have the same meaning throughout this Contract and its Appendices.

28.13. References in ___________________ to Articles, Sections, paragraphs, subparagraphs and Appendices are to the Articles, Sections, paragraphs, subparagraphs and the Appendices of this Contract. References to Articles or Sections, except where the context otherwise requires, are references to the relevant Article or Section in this Contract or Article in which the reference appears. References to paragraphs and subparagraphs except where the context otherwise requires, are references to the relevant paragraph or subparagraph in the Section or paragraph in which the reference appears.

28.14. Owner hereby represents that in entering into this Contract Owner has not relied on any projections of earnings, statements as to the possibility of future success or other similar matter which may have been prepared by Operator or any member of the Sheraton Group, and understands that no guarantee is made or implied by Operator or any member of the Sheraton Group as to the cost of the future financial success of the Hotel.

28.15. This Contract constitutes the entire agreement between Owner and Operator relating to the subject matter hereof superseding all prior agreements, oral or written. This Contract shall be binding upon and shall insure to the benefit of Owner and Operator and their respective successors and permitted assignees and any members of the Sheraton Group herein referred to.

28.16. This Contract and all of its Appendices are written to English and Chinese, to be executed by both parties. Both language versions shall have equal force and effect, except in the case of any discrepancy, in which case the English language version shall prevail.

                  IN WITNESS WHEREOF, Owner and Operator have duly executed this Contract on the day, month and year first above written.


WITNESS:                       HUASHENG HOTEL INTERNATIONAL (SHENYANG) CO., LTD.


By:                             By:
   -------------------------       -------------------------
     Name:                          Name:  Gao Wanjun
          ------------------        Title: Chairman
     Title:
          ------------------

WITNESS:                        SHERATON OVERSEAS MANAGEMENT CORPORATION


By:                             By:
   -------------------------       -------------------------
     Name:                          Name:  Edward Davie
          ------------------        Title: President, Asia-Pacific Region
     Title:
          ------------------

                                   APPENDIX A

                               DESCRIPTION OF SITE

                                 APPENDIX B

                                ACCOUNTING TERMS

(i) TOTAL REVENUE shall mean all income and proceeds of every kind (whether in cash or on credit) resulting from the operation of the resulting from the operation of the Hotel and all of the facilities therein including, without limitation:

(1) all income received from tenants, transient guests, lessees, licenses and concessionaires (but not including the gross receipts of such lessees, licensees or concessionaires) and other persons occupying space at the Hotel and/or rendering services to the Hotel guests (but exclusive of all consideration received at the Hotel for hotel accommodations goods and services to be provided at other hotels although arranged by for [ ] Operator);

(2)      all income from catering operations conducted outside of the Hotel

(3)      all subsidy payments, governmental allowances and awards

(4) any other form of incentive payments or awards from any [ ] whatsoever which are attributable to the operation of the Hotel and [ ]

(5) the proceeds of business interruptions insurance actually received [ ] Operator or Owner with respect to the operations of the Hotel [ ] deduction from said insurance proceeds of all necessary expenses [ ] in the adjustment or collection thereof)

(6) [ ]Turnover Taxes which have been added onto the customers' bill and actually received by the Hotel as part of the Hotel's revenue.

(ii) GROSS OPERATING PROFIT shall mean the excess of Total Revenue over Operating Expenses.

(iii) TURNOVER TAXES shall mean gross receipts or value added tax or similar turnover taxes and levies and any other direct room or room sales related taxes, fees or levies.

(iv) OPERATING EXPENSES shall mean the entire costs and expense of maintaining conducting, and supervising the operation of the Hotel (but shall not include, except as otherwise provided in this Contract, (a) principal of and interest on Owner's indebtedness and any rent payable by Owner (b) depreciation and amortization, (c) payments by Owner or Operator under any equipment leases, and
(d) the costs of any other things specified in this Contract to be done or provided at Owner's expense) incurred by Operator directly [ ]request or is otherwise provided in this Contract, which Operating Expenses are properly attributable to the period under consideration under Operator's system of accounting, including without limitation:

(1)      the  cost  of all  food  and  beverages  sold  or  consumed  and of all
         Operating Equipment and Operating Supplies, other than initial inventories of Operating Equipment and Operating supplies furnished by Owner pursuant to Article II;

(2) salaries and wages and employee benefits of Hotel personnel, including without limitation, pension plans, medical insurance, life insurance, travel accident insurance and bonuses, including cost of payroll taxes and employee benefits, severance or other termination benefits and accruals therefor, the cost of moving Hotel personnel (including Expatriates), the families and personal belongings to the Hotel and their return, and all other expenses not specified or referred to in this Appendix B which are referred to as "Administrative and General Expenses" in the Uniform System. If the general manager of the Hotel and other Hotel executive personnel are on the payroll of ITTSC or any member of the Sheraton Group, the cost of their salaries, bonuses, payroll taxes and employee benefits, including family home leave, airfares and allowances) shall be billed by said company to and be reimbursed by owner monthly and such [ ] reimbursement shall be an Operating Expense. Except as here and otherwise expressly provided, the salaries or wages of other employees or executives of Operator, or any member of the Sheraton Group shall in no event be Operating expenses, but traveling expenses incurred by them in connection with the management of the Hotel, including living expenses incurred during travel, shall be Operating Expenses. Notwithstanding the foregoing, if it becomes necessary for an employee or executive of any member of the Sheraton Group to perform temporary services at the Hotel of a nature normally performed by Hotel personnel, his salary (including payroll taxes and employee benefits) as well as his traveling expenses (including living expenses) shall be Operating Expenses;

(3) the cost of all other goods and services obtained by Operator in connection with its operation of the Hotel including, without limitation, heat and utilities, office supplies and services performed by third parties;

(4) the cost of repair and maintenance of the Hotel and such amortization charges for capital improvements as determined by the Independent Auditor pursuant to Article XII;

(5) insurance premiums for general liability insurance, motor liability insurance, worker's compensation insurance or similar contributions required by employee benefits, acts, employee bonds and such use and occupancy or other insurance as may be provided for protection against claims, liabilities and losses arising from the operating of the Hotel (as distinguished from any property damages insurance on the Building & Appurtenances or its contents, business interruption insurance and boiler and machinery insurance the cost of which will be borne by Owner and will not be considered as Operating Expenses), and losses incurred on my self-insured risks of the foregoing types provided that Operator has approved in advance such self-insurance or has agreed in advance to the unavailability of insurance to cover such risks. Premiums on policies for more than one (1) year and/or not for a period within the Fiscal Year in question will be pro-rated over the period of insurance, and premiums under blanket policies will be allocated among properties covered;

(6) all taxes, assessments and other charges (other than income taxes and Turnover Taxes) with respect to the operation of the Hotel, and water and sewerage charges but excluding all taxes levied or imposed against the Hotel or its contents, such as real and personal property taxes;

(7) legal costs and fees, and fees of any Independent Auditor, for services relating to the obtaining of all necessary approvals of this Contract and of matters relating thereto including any requisite registration of Operator (as a branch, an officer or otherwise), and the operation of the Hotel and its facilities;

(8) the costs and expenses (including salaries) incurred after the Full Opening Date of technical consultants and specialized operational experts for specialized services in connection with non-recurring work on operation, functional, decorating, design or construction problems and activities, including the reasonable fees of any member of the Sheraton Group in connection therewith (excluding Technical Services Cost or payment for Additional Technical Services);

(9) all expenses for advertising the Hotel and all expenses of sales promotion and public relations activities incurred after the Partial Opening Date;

(10) all out-of-pocket expenses and disbursements reasonably, properly and specifically incurred by any member of the Sheraton Group pursuant to, in the course of or directly related to the management and operation of the Hotel under this Contract. Without limiting the generality of the foregoing, such charges may include all reasonable travel, telephone, telegram, radiogram, cablegram, air express and other incidental expenses, but except as herein otherwise expressly provided, shall not include any of the regular expenses of the offices maintained by any member of the Sheraton Group other than offices maintained at the Hotel for the management of the Hotel;

(11)     Reservation Costs incurred after the Partial Opening Date;

(12)     Centralized Services Costs;

(13)     Operator's Basic Fee in excess of License Fee;

(14) License Fee under the License Contract to the extent actually payable and; allowances for

(15) uncollectible accounts receivable in an amount proposed by Operator and accepted by the Independent Auditor.

                                   APPENDIX C

                                LICENSE CONTRACT

LICENSE  CONTRACT  (this  Contract),  made and  entered  into  this  15th day of
September, 1995, by and between SHERATON INTERNATIONAL INC., a Delaware corporation having its principal offices at Sixty State Street, Boston, Massachusetts 02109, U.S.A. (Licensor) and Huasheng Hotel International (Shenyang) Co., Ltd., a duly organized and registered legal entity existing under the laws of the People's Republic of China and having its legal address at 386 Qingnian Street, Hepag District, Shenyang, Liaoning Province, People's Republic of China (Licensee).

WHEREAS

(1) Licensor is the owner of the rights in the Country to the name Sheraton, the stylized "S" mark used in connection with the chain of hotels bearing the name Sheraton and various other service marks, trademarks, trade names slogans, symbols, designs, insignia, emblems and other identifying characteristics associated with the said chain of hotels, collectively the Sheraton Marks); and

(2) Licensee is the owner of a certain hotel located at Shenyang, Liaoning Province, People's Republic of China to be named the Sheraton Shenyang Hotel (the Hotel), to be operated by Sheraton Overseas Management Corporation (Operator) pursuant to a Management Contract of even date herewith by and between Licensee and Operator (the Management Contract).

(3) Licensee desires to obtain for the Hotel the benefits of the use of the aforementioned Sheraton Marks and Licensor desires to provide Licensee therewith for a fee.

(4) All terms used herein which are not defined shall have the meanings as defined the Management Contract.

NOW, THEREFORE, Licensor and Licensee hereby mutually covenant and agree as follows:

                                   ARTICLE I

                            USE OF THE SHERATON MARKS

Licensor hereby grants to Licensee, only within the terms and conditions of this Contract, a non-exclusive license to use, in connection with the operation of the Hotel, the Sheraton Marks to which Licensor has proprietary rights in the Country.

                                   ARTICLE II

                              LICENSEE'S COVENANTS

1. Licensee acknowledges that the Sheraton Marks have acquired a primary significance indicating that the Hotel is a part of the system of Sheraton hotels, owned, leased, operated or franchised by Licensor or its affiliated companies. Licensee will always acknowledge and recognize, both before and after the expiration of this Contract, the exclusive right of Licensor and its affiliated companies to use or to grant to any third party the right or license to use, whether separately as part of or in connection with other words, slogans, symbols or designs, the Sheraton Marks, which may now or in the future be generally used in connection with the operation of such hotels. Except to the extent authorized hereunder, while this Contract is in effect Licensee agrees that it will not use, imitate, or infringe upon any of the Sheraton Marks in whole or in part. All use hereunder by Licensee of the Sheraton Marks shall insure solely to the benefit of the Licensor.

2. Subject to the rights of Licensee (Owner) set forth in Article XX, of the Management Contract, upon the termination of this Contract for any reason whatever all rights and privileges granted to Licensee hereunder shall immediately terminate and Licensee and all persons claiming under Licensee shall immediately cease and desist from the use of the Sheraton Marks and from the use of supplies, equipment and other items bearing any of such Sheraton Marks.

3.       Licensee's   covenants   under  this   Article  II  are  agreed  to  be
         unconditional and in no way dependent upon the performance by Licensor of any of its agreements hereunder.

4. Licensor shall have right to seek injunctive or other relief in a court of competent jurisdiction to enforce the foregoing provisions and Licensee shall bear all of Licensor's costs in connection with such proceedings. Moreover, Licensee will pay to Licensor as a penalty the sum of US$1,000 for each day that the Licensee shall be in violation of its obligations under this Article II.

5. Licensee will enter into all contract, execute all documents and fully cooperate with Licensor in connection with all appropriate recordings in public offices (other than the initial registration of the Sheraton Marks, which is Licensor's responsibility) necessary for Licensor or preserve, protect and appropriately record its proprietary rights herein described, and cause this Contract to be and remain throughout the term hereof a valid and binding legal contract enforceable in he courts of the Country. Upon the expiration or termination of this Contract, Licensee, at Licensor's request and at its own expense, will withdraw or cooperate with Licensor in connection with the withdrawal of any such recordings. Moreover, Licensee hereby appoints Licensor as its attorney with the power to do any or all of the foregoing in the name and on behalf of Licensee.

         Licensor, through its agent and attorneys, will arrange for the preparation of all the foregoing contracts and documents, the doing of all the foregoing acts, the effecting of all the foregoing recordings for the foregoing approvals. Licensee will bear all costs incurred by Licensor in connection with the said activities.

                                  ARTICLE III

                                     DEFAULT

Interest at the rate of one and a half per cent (1.5%) per month compounded on a monthly basis to the extent permitted by applicable law, shall be payable on demand on all fees not paid on the due dates for payment from the due date for payment thereof until payment without prejudice to any rights of termination or claims for breach of this Contract Licensor may have against Licensee in respect of such non-payment.

If Licensor shall fail to pay when due any fees payable to Licensor or to comply with its other covenants set forth herein, Licensor may terminate this Contract with its other covenants set forth herein, Licensor may terminate this Contract and all rights of Licensee hereunder by written notice to Licensee, sent by prepaid registered airmail, effective on dispatch, but without prejudice to any obligations of Licensee for any accrued fees or other liabilities or obligations arising out of any acts or omissions or Licensee prior to such termination, and without in any way affecting any obligations of Licensee to perform all
provisions  of  this  Contract  which  are  to  be  performed   after  any  such
termination.

                                   ARTICLE IV

                                  COMPENSATION

In consideration of the issuance and continuance of the license granted pursuant to this Contract, Licensee agrees to pay to Licensor a monthly license fee for each calendar month or portion thereof equal to five percent (5%) of "gross room sales" on an accurate basis from the operation of Hotel during the month (the "License Fee"), subject as provided in Section 7.01 paragraph (1) of the Management Contract. For purposes hereof, "gross room sales" means all revenue derived from guest rooms and apartments rented for part-day occupancy a full day, week or longer, provided that where a single charge is made for room and board, an equitable portion of such charge shall be included in gross room sales in a manner consistent with Operator's normal method of accounting for such charges. License Fee accrued during any month will be payable on the fifth day of the following month.

All fees payable to Licensor hereunder shall be paid in US currency, at an address of Licensor in the United States of America (Licensor's Address), currency conversion to be calculated at the prevailing exchange rate for payments of a similar nature in effect on the date payment is due hereunder or the date payment is effected, whichever is earlier. Failure of Licensee to make any payment in US currency at Licensor's Address, for whatever reason (even if such failure is a result of governmental order or regulation or order of any judicial body having jurisdiction) within three (3) months of the due date thereof, shall give Licensor the right to terminate this Contract by written notice to Licensee, effective on dispatch. Notwithstanding the foregoing, Licensor may, however, at its exclusive option, elect from time to time to receive payments due hereunder in local currency by so notifying Licensee at any time before the respective payment is actually received, in which event Licensee will make the payments as to which the notice relates in local currency. The exercise of the foregoing option with regard to any required payment hereunder shall not be denied to require Licensor to exercise the said option with regard to any other required payment.

                                   ARTICLE V

                                   PROPER LAW

The governing law of this Contract shall be the governing law of the Management Contract and any and all disputes arising under or in connection with this Contract shall be handled in accordance with the procedures set forth in Article XXV of the Management Contract.

                                   ARTICLE VI

                                      TERM

The term of this Contract shall commence on the Partial Opening Date in accordance with the Management Contract (the Commencement Date) and shall, subject to earlier termination as provided herein, automatically terminate upon the termination or expiration of the said Management Contract.

                                  ARTICLE VII

                          LICENSOR'S TERMINATION RIGHTS
                       RELATING TO GOVERNMENTAL APPROVALS

Licensor may terminate this Contract at any time by the written notice to Licensee, effective upon dispatch, upon occurrence of any of the following events

         (a) at the proper authorities of the Country shall have failed by the Commencement Date hereof and continue thereafter to have approved _____________ right to receive and remit to its officers in the United States of American US currency, all amounts of License Fee payable to Licensor hereunder;

         (b) if the Contract shall not by the Commencement Date have been approved by all relevant governmental authorities in charge, the approval of which is required under the law of the Country to make this Contract a valid and binding contract enforceable in the courts of the Country; Licensor shall also have the right to terminate this Contract at any time after the relevant governmental authorities shall have disapproved any application for any of the foregoing approvals.

No delay in exercising any of the foregoing rights of termination shall be deemed a waiver thereof; provided, however, that in the event any of the foregoing approvals are not obtained by the Commencement Date or in the event of the disapproval of any application for any of the foregoing approvals, if Licensee requests Licensor to waive any such right in writing, Licensor shall, within thirty (30) days of receipt of such request, either: (i) waive the rights not obtained by the Commencement Date or the rights to which such disapproved application relates, as the case may be, or (ii) terminate Contract in the foregoing manner, and Licensor's failure to respond to such request within such thirty (30) day period shall be deemed a waiver of the said rights.

IN WITNESS WHEREOF, the parties have duly executed this Contract the day and year first above written.


WITNESS:                       HUASHENG HOTEL INTERNATIONAL (SHENYANG) CO., LTD.

By:                            By:
   -------------------------       -------------------------
     Name:                          Name:  Gao Wanjun
          ------------------        Title: Chairman
     Title:
          ------------------

WITNESS:                        SHERATON INTERNATIONAL INC.


By:                             By:
   -------------------------       -------------------------
     Name:                          Name:  Edward Davie
          ------------------        Title: President, Asia-Pacific Region
     Title:
          ------------------

                                   APPENDIX D

                      SHERATON RESERVATION SERVICE CONTRACT



SHERATON RESERVATION SERVICE CONTRACT (this Contract), made and entered into this 15th day of September, 1995 by and between Huasheag Hotel International (Shenyang) Co., Ltd., a duly organised and registered legal entity existing under the laws of People's Republic of China and having its legal address at 386 Quingnian Street, Heping District, Shenyung __ing Providence, People's Report of China (Owner), and ITT SHERATON RESERVATIONS CORPORATION, a Delaware corporation having its principal offices at Sixty State Street, Boston, Massachusetts 012108 U.S.A. (Rescorp.).

WHEREAS:

           1. Rescorp maintains a worldwide network for the making and confirming of reservations at Sheraton Hotels throughout the world (the System), which is presently interconnected and contractual arrangements with other reservations network the benefits of which the available to all Sheraton hotels.

           2. Owner desires to enter the hotel to be named the "Sheraton Shenwang Hotel" (the "Hotel"), in the System and to enjoy the benefits of the System.

           3. All terms used herein which are not defined shall have the meaning as defined in the Management Contract by and between Owner and Sheraton Overseas Management Contract, executed on even date hereof (the "Management Contract").

Now, therefore, Owner and Rescorp hereby mutually covenant and agree as follows:

     (i) Rescorp shall provide the Hotel with the full benefit of the System, which presently consists of a central computer (Sheraton Central Computer) located at Braintree, Massachusetts, U.S.A. and Rescorp's Reservation Offices located in - Austin, Texas and Raleigh, North Carolina, U.S.A.; Singapore; Tokyo, Japan; Sydney, Australia; Auckland, New Zealand; London, United Kingdom; Brussels, Belgium; Milan, Italy; Bahrain, Kuwait; Hong Kong; Bangkok, Thailand and major market cities throughout the world - any of which maintains reservations agents which provide reservations services for all Sheraton hotels throughout the world (herein collectively referred to as RSO), as well as the respective advertised toll free telephone number in the U.S.A., Canada and major market cities throughout the world through which reservations can be made with any Sheraton Hotel in the world. The Sheraton

          Central Computer, which maintains room availability data on all Sheraton hotels and will maintain such data on the Hotel, is interconnected with terminals RSO and in all Sheraton Hotels. The System is presently interconnected with the respective reservations networks maintained by various major airline companies and other 3rd party Reservation sources which likewise serve a reservations sources for all Sheraton Hotels and through which reservations are relayed instantly to the Sheraton Central Compute. The Sheraton Central Computer or appropriate personnel will relay to the Hotel all reservations so received either:

          (a) by relating the information to a terminal at the Hotel which is interconnected with the Sheraton Central Computer either (i) directly through Reservation IV Equipment or (ii) indirectly through leased line equipment; or

          (b)  by  telex;  or  by  such  other  source  of  generally   accepted
          communication equipment that may be used in a particular location as determined by Rescorp.

           4. Owner shall be enrolled in the System on the terms and conditions specified herein on a date to be agreed to by the parties, but no later than six
(6) months prior to the Estimated Partial Opening Date (Participation Date):

          (a) Commencing on the Partial Opening Date, Owner shall pay to Rescorp a monthly reservation participation payment (Reservation Cost) for participation in the System evaluated on the same basis or in accordance with the same formula as the amount payable generally by other participants in the System. Effective and including July 1st, 1993 the Reservation Cost is six tenths of one percent (0.6%) of gross room revenue, plus US$10.00 for each Available Room per month plus US$4.00 for each reservation made through a Sheraton Reservation Office to the Hotel (regardless of whether it is cancelled or not consumed) and for the purposes of this Contract a reservation consists of up to five (5) rooms and may be in respect of up to nine (9) adults (plus up to nine (9) children) and maybe up to thirty-one (31) days in length). The amounts constituting the Reservation Cost are subject to change form time to time by Rescorp and may be in excess of the above-stated amounts when the first payment of the Reservation Cost is required hereunder. Such changes shall be effective upon dispatch of notification thereof in writing by Rescorp to Owners.

          (b) If the Participation Date precedes the Partial Opening Date, then for the period commencing from the Participation Date and ending on the Partial Opening Date, Owner shall pay to Rescorp an amount in respect of each month prior to the Partial Opening Date per Available Room according to the following schedule.

          Month prior to the Partial Opening Date             Amount o US$
          ---------------------------------------             ------------
                           sixth                                  5.00

                           fifth                                  5.00

                          fourth                                  6.00

                           third                                  6.00

                          second                                  7.00

                           first                                  8.00

                  The above amounts are subject to change from time to time by Rescorp. Such changes shall be effective upon dispatch of notification thereof in writing by Rescorp. to Owner.

           5. All fees hereunder are expressed in currency of the United States of America and will be payable in such currency at Rescorp's address above-specified or such other address in the United States of America as Rescorp shall notify Owner. The obtaining of any necessary licenses, permits, consents, approvals and authorisations from the proper authorities of the Country shall be arranged in the manner set forth in the Management Contract. Failure of Owner to make any payments hereunder in the foregoing currency at the foregoing times and in the foregoing manner for whatever reason (even if such failure is due to governmental order or regulation or order of a judicial body having jurisdiction) shall be deemed as non-performance or inability to perform the term so of this Contract giving Rescorp the right to terminate this Contract by written notice to Owner, sent by registered airmail, postage prepaid, effective upon dispatch; Rescorp may, however, at its exclusive option, from time to time agree to accept payments in local currency, but any such agreement on any occasion or occasions shall not require Rescorp to accept payments in local currency on any other occasions.

           6. Until such time as the Hotel is interconnected directly with Sheraton Central Computer, the following provisions shall be applicable:

          (a) Owner shall either: (1) maintain communication equipment as specified by Rescorp at the Hotel to achieve and send communications related to reservations at Sheraton Hotels, or (2) caused leased line equipment to be installed at the Hotel with the Sheraton Central Computer. It will be Rescorp's responsibility to make the necessary arrangements with the company supplying the communication equipment, but Owner shall cooperate with Rescorp in connection therewith.

          (b) Owner shall be solely responsible for compliance with its contractual obligations with the supplier of the communication equipment and Owner shall indemnify and hold harmless Rescorp, ITT Sheraton Corporation (ITTS, ITT Corporation and their respective subsidiaries and affiliates from and against all liabilities, fees, costs, expenses and damages including reasonable attorney's fees, arising out defects in the equipment itself and will, at Rescorp's request, assume the defense of any claim or legal proceeding brought against any of them to establish any such liability or damages.

           7.  It  the  Hotel,  in  Rescorp's   opinion,   can  be  conveniently
interconnected directly to the Sheraton Central Computer at any time during the term of this Contract, the following provisions shall be applicable:

          (a) Owner shall purchase and will install at it own expense such Reservation IV Equipment and will sub-license such Reservation IV Equipment Software as may be necessary to interconnect the Hotel directly with the Sheraton Central Computer, and Owner will in order to effect the foregoing enter into with Rescorp an Equipment Purchase and Reservation IV Equipment Software Sub-License Agreement in Rescorp's standard form modified in Rescorp may reasonably require. Such Reservation IV Equipment will include, but will not be limited to:

               (i)  NCR Tower 32, 120 and/or 30 mega-bytes super-microcomputer;

               (ii) ITT Qume visual display units and keyboards;

               (iii) NEC P7 printers (2);

               (iv) Concord and NCR modem; and

               (v)  related cable communication

               or such other equipment as Rescorp shall agree is comparable thereto and is capable of running Reservation IV Equipment Software, Shipping charges, import duties, taxes and the like on such equipment are for Owner's account.

          (b) Service and maintenance of the Reservation IV Equipment are furnished at Owner's expense. Owner shall procure that any person or persons hired for service or maintenance or designated by Rescorp enter the Hotel and shall have access to the equipment at all reasonable times for the purposes of installation, inspection, maintenance or repair thereof. Owner shall not interfere or permit interference with the equipment or permit access to the equipment for such purposes by any person not responsible for service of maintenance or not designated by Rescorp, nor permit any change, alteration, addition or connection of any kind be made to the equipment except by or under the supervision of persons responsible for service or maintenance or designated by Rescorp.

          (c) Owner acknowledges that it has no property rights in Reservation IV Equipment Software by reason of this Contract or the Management Contract and that Rescorp has exclusive property therein.

           8. Owner hereby agrees to indemnify and hold harmless Rescorp and its affiliated companies from and against all liability penalties and costs, including reasonable attorney's fees, suffered by any of them as a result of Owner's failure to perform its obligations under this Contract and Owner sill, at Rescorp's request, assume the defense of any claim or legal proceeding in which such liability or penalty is sought.

           9. Neither Rescorp nor any of its affiliated companies shall be liable for any damages arising from the installation, use, presence, or removal of Reservation IV Equipment at or from Owner's premises.

           10. Owner agrees to observe the practices and procedures required of other Sheraton Hotels participating in the System.

           11. Prior to the Partial Opening Date, any and all sales taxes, property taxes, use taxes and other fees, taxes or charges levied or imposed by any governmental body (other than manufacturer's excise taxes and taxes imposed on any ITTSC affiliate's corporate income or franchise taxes) on the communication system or the Reservation IV Equipment installed at the Hotel or the Reservation IV Equipment Software or in connection with or measured by Owner's participation in the System shall be Owner's obligation. Further, Owner agrees to be liable for and make payment of any taxes imposed in the Country in respect of any payments made or payable hereunder.

           12. Interest at the rate of one and a half cent (1.5%) shall be payable on demand on all fees not paid on the due date for payment from the due date for payment thereof until payment, without prejudice to any rights of termination or claims for breach of this Contract Rescorp may have against Owner in respect of such non-payment.

           13. Owner shall comply with all governmental rules and regulations applicable to the use, operation and possession of the Reservation IV Equipment and Reservation IV Equipment Software and will not permit others to use the same in violation of any applicable laws or governmental rules or regulations or in connection with any transaction or operation in violation thereof. Owner shall not use the Reservation IV Equipment and Reservation IV Equipment Software for any purpose other than for the purpose of transmitting or receiving Reservation IV reservations or communications related thereto or otherwise in accordance with operating instructions furnished by Rescorp from time to time.

           14. The term of this Contract shall commence on the Effective Date and shall continue until the termination or expiration of the Management Contract. Upon any changes in TTSC's reservation system and policies requiring the removal of equipment in the reservation equipment at the Hotel Rescorp will notify Owner in writing and existing equipment shall be removed and new equipment shall be installed in the Hotel in lieu thereof at Owner's cost and expense. Upon such termination, expiration, or change in the reservation system, Owner shall procure that any person designated by Rescorp may enter and remove the Reservation IV Equipment Software from the Reservation IV Equipment and from Owner's premises.

           15. The governing law of this Contract shall be the governing law of the Management Contract and any all disputes arising under or in connection with this Contract shall be handled in accordance with the procedures set forth in
Article XXV of the Management Contract.

IN WITNESS WHEREOF, the parties hereto have duly executed this Contract the day and year first above written.


WITNESS:                        HUASHENG HOTEL INTERNATIONAL
                                (SHENYANG) CO., LTD.

By:                             By:
   -------------------------       -------------------------
     Name:                          Name:  Gao Wanjun
          ------------------        Title: Chairman
     Title:
          ------------------

WITNESS:                        ITTR SHERATON RESERVATIONS
                                CORPORATION


By:                             By:
   -------------------------       -------------------------
     Name:                          Name:  Edward Davie
          ------------------        Title: President, Asia-Pacific Region
     Title:
          ------------------

                                   APPENDIX E

                                    INSURANCE

         1. Owner shall provide and maintain at Owner's sole expense, at all times during the period of construction, furnishing and equipping the Hotel, adequate discretion, only damage resulting from war, nuclear energy, and wear, tear and inherent vice. In addition, during such period Owner shall provide and maintain General Liability Insurance with the coverage and limits as more particularly set forth in subsection C(i) hereof, fully protecting Owner, Operator, ITTSC, ITT Corp. (ITT) and their respective subsidiaries and affiliates against any loss or damage, arising in connection with the construction, furnishing, equipping and preparation for the opening of the Hotel.

         2. Throughout the Term,  Owner, at its sole expense,  shall procure and
____________.

         (i)      insurance  policies  which  insure  the  Hotel and such of the component parts against damage from resulting from war, nuclear energy, wear, tear and inherent vice) for the full 100% replacement costs of the Hotel and each of its component parts and in no event less than the minimum amount necessary to avoid the effect of co-insurance provisions in such policies, and Owner shall carry such other or additional insurance in such amounts and against such risks as Operator shall reasonably require with respect to the buildings, facilities and contents of the Hotel, it being reasonable for Operator to require insurance of the types and in the amounts generally carried on hotels owned and created by the Sheraton Group or its affiliates. The aforesaid property damage insurance policies shall provide that the later, if any, payable thereunder shall be adjusted with and payable to Owner.

         (ii) Business Interruption insurance covering loss of income to both Owner and Operator for a minimum period of one year resulting from interruption of business caused by the occurrence of any of the risks insured against under the proper damage instance as previously set forth in this paragraph. The aforesaid Business Interruption insurance policy shall provide that the loss, if any, payable thereunder shall be adjusted with the payable to Owner and Operator as their interests may appear; and

         (iii) Boiler and machinery insurance (including use and occupancy/loss of income) for all direct loss or damage to property caused by an accident as defined under a standard Boiler and Machinery policy including boilers, pressure vessel and mechanical or electrical equipment. Said coverage shall be in limits of note less than US10,000,000.00.)

         3. Operator, agent of Owner shall throughout the Term procure and maintain the following insurance coverage to the extent such coverage is valuable for the Hotel either through the Hotel's participation in an insurance program developed for managed Sheraton hotels, or in the local insurance market. The cost of the premiums for the insurance set forth in following

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subparagraph  C(i),  C(ii) and C(iii) shall be paid from the Agency  Account and shall be an Operating Expense.

         4. General liability insurance having a minimum per occurrence of defense for which there shall be a limit against all claims which may be brought anywhere in the world for bodily injury, death or damage to property of third parties which insurance shall include coverage in the same amount against all claims brought any where in the world arising out of alleged:

         (a)      false arrest, detention;

         (b) liable, slander, defamation, or violation or the right of privacy or

         (c)      wrongful entry or eviction.

         (i) It the aforesaid coverage is not available through either a Sheraton insurance program for managed _____________- or in the local insurance market, then Operator shall procure and maintain such coverage. All General Liability insurance policies required pursuant to this subsection shall mean Owner, Operator, ITTSC, ITT and their respective subsidiaries and affiliates as the insureds. Employees of the foregoing engaged in work at or on behalf of the Hotel shall also be named as additional insured.

         (ii) Motor Vehicle liability insurance, including coverage arising out of the ownership or operation of motor vehicles for limits, which are usual and customary for hotel motor vehicles in the area where the Hotel is located but, in any event, not less than limits that are required by law. If available and customary, a US$10,000,000.00 minimum per occurrence limit, or its local current equivalent shall be maintained (exclusive of defense costs for which there shall be no limit) against all claims which may brought any where in the World for bodily injury, death or damage to property of third parties

         (iii) Worker's Compensation insurance as required from time to time under the laws of the County or other applicable jurisdiction Operator as agent for Owner shall prepare and lodge all wages and other returns and proposals as may be required from time to time to effect and maintain such insurance.

Owner or Operator may each reasonably require an increase in the above limits of insurance coverage and may reasonably require the procuring and maintaining of other or additional insurance, provided such insurance is available. Owner and Operator each acknowledge that it is reasonable for the other to require insurance of the types and in the amounts generally carried at hotels owned and operated by the Sheraton Group.

All insurance shall be in such form and with such companies as approved by Operator and Owner, such approval not to be unreasonably withheld.

Certifies that of all policies shall be delivered to Owner and or Operator.

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         (a) within  thirty (30) days prior to the Partial  Opening  Date in the use of the insurance required to be maintained during the Term; and

         (b) less than thirty (30) days prior to the expiration date of all policies of insurance that must be maintained subsequent to such expiration date under the terms of this Contract.

All such certificates shall specify that the policies to which they relate cannot be _____________ in less than thirty (30) days' prior written notice of Operator. Should Owner ___ to supply Operator with any such certificates, the placement of which is the responsibility of Owner within the foregoing time limits, Operator may provide such insurance as to which such certificates are not supplied on ___________________ in any "self-insurance" program maintained by Operator, ITTSC, or any other affiliated or subsidiary companies, the expense of such provision of insurance or the losses under such "self-insurance" program to be treated as an Owner's expense and not an Operating Expense. Any advances for such insurance made by Operator shall be reimbursed by Owner on demand.

Owner assumes all risks in connection with the adequacy of any insurance or "self-insurance" program and waives any claim against Operator, ITTSC, ITT and all of their respective subsidiaries and affiliates of any liability, cost, expense arising out of any uninsured claims, in part or in full, of any nature whatsoever. Nothing contained in this paragraph shall be construed as authoring any "self-insurance" program not approved by Operator


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                                   APPENDIX F

                                FACILITIES GUIDE


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